     As filed with the Securities and Exchange Commission on August 28, 2001

                                            Registration Nos. 33-66712, 811-7932
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

                             REGISTRATION STATEMENT
                      UNDER THE SECURITIES ACT OF 1933 [X]
                         Post-Effective Amendment No. 28
                                       and
                             REGISTRATION STATEMENT
                  UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]
                                Amendment No. 30


                               LINDNER INVESTMENTS
               (Exact Name of Registrant as Specified in Charter)

                          520 Lake Cook Road, Suite 381
                            Deerfield, Illinois 60015
                     (Address of Principal Executive Office)

                                 (847) 945-7788
              (Registrant's Telephone Number, Including Area Code)

                        Robert L. Miller, Vice President
                         Lindner Asset Management, Inc.
                          520 Lake Cook Road, Suite 381
                            Deerfield, Illinois 60015
                     (Name and Address of Agent for Service)

                                    Copy to:
                               Paul R. Rentenbach
                               Dykema Gossett PLLC
                             400 Renaissance Center
                             Detroit, Michigan 48243
                                FAX: 313-568-6915

Approximate Date of Proposed Public Offering:   As soon as practicable after the
                                                effective date of this
                                                Registration Statement.

--------------------------------------------------------------------------------

It is proposed that this filing will become effective (check appropriate box):

        [ ]     60 days after filing pursuant to Rule 485(a)(1), or
        [ ]     On ________, 200_, pursuant to Rule 485(a)(1), or
        [ ]     75 days after filing pursuant to Rule 485(a)(2), or
        [ ]     On ________, 200_, pursuant to Rule 485(a)(2).
        [ ]     Immediately upon filing pursuant to Rule 485(b), or
        [X]     On August 31, 2001, pursuant to Rule 485(b)

If appropriate, check this box:

        [X] This post-effective amendment designates a new effective date for a previously-filed post-effective amendment.
================================================================================

LINDNER INVESTMENTS

                              [LINDNER FUNDS LOGO]

Shares of                                                    [LINDNER FUNDS LOGO
LINDNER GROWTH AND INCOME FUND                               ADVISED BY LINDER ASSET
LINDNER LARGE-CAP GROWTH FUND                                MANAGEMENT]
LINDNER SMALL-CAP GROWTH FUND                                Prospectus
LINDNER COMMUNICATIONS FUND                                  Dated August 31, 2001
LINDNER MARKET NEUTRAL FUND                                  As with all mutual funds,
and                                                          the Securities and
LINDNER GOVERNMENT MONEY MARKET FUND                         Exchange Commission has
                                                             not approved or
                                                             disapproved the Funds'
                                                             shares, nor has the
                                                             Securities and Exchange
                                                             Commission passed upon
                                                             the adequacy or accuracy
                                                             of this Prospectus. Any
                                                             representation to the
                                                             contrary is a criminal
                                                             offense.

CONTENTS

Summary Information.........................................      3
Fund Descriptions and Performance...........................      3
  Lindner Growth and Income Fund............................      4
  Lindner Large-Cap Growth Fund.............................      7
  Lindner Small-Cap Growth Fund.............................      9
  Lindner Communications Fund...............................     12
  Lindner Market Neutral Fund...............................     15
  Lindner Government Money Market Fund......................     18
Fees and Expenses...........................................     20
Summary of Principal Risks..................................     22
Financial Highlights........................................     24
Certain Investment Practices................................     28
Management of the Trust.....................................     30
  Investment Adviser........................................     30
  Sub-Advisers..............................................     32
  Compensation, Expenses and Limitations....................     34
Pricing of Shares for Purchase or Redemption................     35
Purchase of Shares and Shareholder Inquiries................     36
  Minimum Purchase Amounts..................................     36
  Establishing a New Account................................     37
  Withholding Certification.................................     37
  Additional Purchases......................................     38
  Additional Information About Investing in the Funds.......     39
  Automatic Investment Plan.................................     40
  Payroll Deduction.........................................     40
Redemption of Shares........................................     40
  Redemption Through Third Parties..........................     42
  Disbursement Methods......................................     42
  Involuntary Redemption....................................     43
  Checking Privileges.......................................     43
  Other Redemption Rules....................................     43
Exchanging an Investment From One Fund to Another...........     44
  Additional Information About Share Exchanges..............     44
Systematic Withdrawal Plan..................................     44
Individual Retirement Accounts ("IRAs").....................     45
Dividends, Distributions and Taxes..........................     45
  Payment of Dividends and Distributions....................     45
  Effect of Dividends and Distributions on NAV..............     46
  Federal Taxation of Dividends and Distributions...........     46
  Dividends Received Deduction..............................     47
  Other Tax Consequences....................................     47
Distribution Plan...........................................     47

SUMMARY INFORMATION

The table below lists the investment objectives and compares certain investment characteristics of the Lindner Funds. Other important characteristics are described in the individual Fund summaries, beginning on page 4.

        FUND             INVESTMENT               MAIN                     APPROXIMATE OR AVERAGE
        NAME             OBJECTIVE                INVESTMENTS              CAPITALIZATION RANGE
-------------------------------------------------------------------------------------------------
Growth and Income        Long term capital        Common and preferred     Average of $30 billion
Fund                     appreciation with        stocks and debt
                         income as a secondary    securities
                         objective
Large-Cap Growth Fund    Long term capital        Common stocks            Average of $40 billion
                         appreciation
Small-Cap Growth Fund    Capital appreciation     Common stocks            $150 million to $1.4
                                                                           billion
Communications Fund      Long term capital        Common stocks            Average of $25 to $30
                         appreciation                                      billion
Market Neutral Fund      Long term capital        Common stocks and        At least $250 million
                         appreciation in both     ADRs (both long and
                         bull and bear markets    short positions)
Government Money         Current income           U.S. government          Not relevant
Market Fund              consistent with          securities
                         preservation of
                         capital and liquidity

FUND DESCRIPTIONS AND PERFORMANCE

The Lindner Funds provide a broad range of investment choices. The following Fund Summaries identify each Fund's investment objective, principal investments and strategies, principal risks and performance information. A more detailed "Summary of Principal Risks" describing the principal risks of investing in the Lindner Funds begins after the Fund Summaries.

You could lose money by investing in the Lindner Funds. The fact that a Fund had a good performance in the past is no assurance that the value of a Fund's investments will not decline in the future or appreciate at a slower rate. An investment in a Fund is not a deposit with a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

LINDNER GROWTH AND INCOME FUND

----------------------------------------------------------------------------------------------------
    PRINCIPAL          INVESTMENT              FUND FOCUS --           AVERAGE CAPITALIZATION --
    INVESTMENTS AND    OBJECTIVE --            Common and preferred                  $30 billion
    STRATEGIES         Long term capital       stocks and debt
                       appreciation with       securities of large
                       income as a secondary   capitalization
                       objective               companies
----------------------------------------------------------------------------------------------------

               The Growth and Income Fund seeks to achieve its primary investment objective of capital appreciation and its secondary objective of income by normally investing in a diversified portfolio of common stocks, convertible stocks, preferred stocks and fixed income securities. The Fund will invest in securities of companies based in the U.S. or with substantial operations in the U.S., and in securities of foreign companies, that are listed for trading on a U.S. national securities exchange (ADRs). At least 65% of its assets will normally be invested in securities of U.S. companies with market capitalizations of at least $4 billion at the time of investment. While the mix of equity and fixed income securities will vary depending on the relative attractiveness of the asset classes, no more than 90% of the Fund's total assets will be invested in common stocks and that portion of the value of convertible securities attributable to the conversion right. The Fund may also invest up to 15% of its total assets in securities selected for their ability to produce income, including dividend paying stocks, corporate bonds and convertible securities, U.S. government and agency securities and securities issued by REITs. The Fund will focus its holdings on between 40 to 60 stocks and between 50 and 140 total securities at any given time.

               In selecting equity investments, the Fund will invest in companies with sound business strategies whose market price is selling at a discount to their underlying economic value. Economic value is measured on cash flow returns generated by the current invested assets and future investments. The Fund managers may choose to sell a stock when a company deviates from its business strategy, when the valuation is excessive or when the company does not perform as expected and its fundamentals deteriorate faster than the market value of its stock. The Fund normally emphasizes investments in common stocks, and growth potential is a significant investment consideration.

               Fixed income investments will include investment grade U.S. corporate bonds, U.S. government obligations, U.S. agency securities, mortgage and asset-backed securities, collateralized mortgage obligations and other income-producing securities. In selecting fixed income securities, the Adviser will consider many factors, including yield-to-maturity, quality, liquidity, call provisions, current yield and capital appreciation potential. As an operating policy, does not intend to invest in high-yield/high-risk fixed income securities ("junk bonds"). For temporary defensive or emergency purposes, the Fund may invest all or a portion of its assets in short-term debt securities. If the Fund takes such a temporary defensive position, it may not achieve its investment objective.

--------------------------------------------------------------------------------
PRINCIPAL
RISKS Among the principal risks of investing in the Growth and Income Fund which could adversely affect its net asset value, yield and total return, are:

               - Management risk -- The Fund is an actively managed portfolio, which means the portfolio managers will apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these will produce the desired results.

               - Market risk -- The value of securities may decline in response to developments affecting individual companies and/or general market conditions, or if a company does not perform as expected. Price changes may be temporary or last for extended periods.

               - Growth stock risk -- The Fund will invest in stocks issued by companies that the Adviser believes will experience significant earnings growth. These stocks typically trade at higher multiples of current earnings than other securities. The value of growth stocks may be more sensitive to changes in current or expected earnings than the value of other securities.

               - Credit risk -- A company may default on paying its obligations.
                 Also, a company could suffer adverse changes that lower its credit rating and the value of its fixed income debt securities, which could also affect the liquidity of an investment and make it more difficult to sell.

               - Interest rate risk -- An increase in prevailing interest rates will cause fixed income securities to decline in value. Longer term bonds are generally more sensitive to interest rate changes than shorter term bonds. Generally, the longer the average maturity of the fixed income securities held by the Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

               Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

PERFORMANCE
INFORMATION    The performance information set forth below shows summary
               performance information for the Growth and Income Fund. The bar chart and table give some indication of the risk of an investment in the Fund. The bar chart shows you how much an investment in the Fund has changed over each calendar year, assuming all dividends and capital gains are reinvested. These returns differ from the total returns shown in the Fund's Financial Highlights, which are based on fiscal year results. The table showing Average
               Annual Total Returns compares the Fund's performance over varying periods ending at the most recently-completed calendar year to the performance of a composite securities market index and to a broadly-based securities market index selected by the Adviser as being appropriate for comparison purposes. This performance information reflects the Fund's advisory fee in effect prior to August 1, 2001, which was lower than the advisory fee that will become effective when a subadviser for the Fund is selected. See
               "Management of the Trust -- Compensation, Expenses and
               Limitations". In addition, the Fund changed its investment objective and began to pay distribution (12b-1) fees, effective
               August 1, 2001, and therefore the performance results shown below would not necessarily have been achieved had the Fund's current objective and expense structure been in effect. You may call the Fund at 800-995-7777 or access the Trust's internet website
               (www.lindnerfunds.com) for current performance information. The information contained on our website does not constitute part of this Prospectus. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE
               RESULTS.

CALENDAR YEAR TOTAL RETURNS
[BAR GRAPH]

                                                                        GROWTH AND INCOME FUND
                                                                        ----------------------
1991                                                                             27.35
1992                                                                             21.10
1993                                                                             14.92
1994                                                                             -3.31
1995                                                                             21.55
1996                                                                             11.54
1997                                                                             13.97
1998                                                                             -4.01
1999                                                                             10.01
2000                                                                             -7.50

GROWTH AND INCOME FUND
Best Quarter: 10.88% (Q1, 1991)
Worst Quarter: -9.22% (Q2, 2000)
Note: The Fund has a fiscal year that ends on June 30. Total return (not annualized) for the six months ended June 30, 2001, was -0.82%.

AVERAGE ANNUAL TOTAL RETURNS   (for periods ended 12/31/2000)

                                                                                          SINCE
                                                                                        INCEPTION
                                                      1 YEAR    5 YEARS    10 YEARS    (6/22/1976)
                                                      ------    -------    --------    -----------
Growth and Income Fund(1).........................    -7.50%     4.42%       9.97%       14.66%
S&P 500 Index*....................................    -9.10%    18.31%      17.44%       n/a
S&P 500 Index/Lehman Index (60%/40%)*.............    -1.68%    13.67%      13.87%       n/a

---------------
 * The S&P 500 Index is a broad-based unmanaged index of 500 stocks that are widely recognized as representative of the equity markets in general. The Lehman Brothers Intermediate Government/Credit Bond Index is a market value weighted performance benchmark that includes virtually every major U.S. government and investment grade rated corporate bond with 10 or fewer years remaining until maturity. The S&P 500 Index/Lehman Index (60%/40%) is a composite comprised of 60% S&P 500 Index and 40% Lehman Brothers Intermediate Government/Credit Bond Index. You cannot invest directly in an index.

(1) Prior to August 2001, the Growth and Income Fund was managed with a different investment objective and different principal investment strategies.

LINDNER LARGE-CAP GROWTH FUND

---------------------------------------------------------------------------------------------------
    PRINCIPAL          INVESTMENT              FUND FOCUS --           AVERAGE CAPITALIZATION
    INVESTMENTS AND    OBJECTIVE --            Large capitalization    RANGE --
    STRATEGIES         Long term capital       equity securities,      $40 billion
                       appreciation            including ADRs
---------------------------------------------------------------------------------------------------

               Under normal market conditions, the Large-Cap Growth Fund will invest at least 65% (80% by July 31, 2002) of its net assets in equity securities of companies based in the U.S. or with substantial operations in the U.S., and in securities of foreign companies, that are listed for trading on a U.S. national securities exchange (ADRs) which have a market capitalization at least as great as the smallest company included in the Russell 1000 Index, which at July 1, 2001, was $1.4 billion. Equity securities include preferred stocks, securities convertible into common stock and warrants to purchase common stock. The Fund generally invests in companies that are diversified across sectors, but it will emphasize, or overweight, certain sectors that the portfolio managers believe offer greater potential for growth of capital. These weightings will change over the course of time. The Large-Cap Growth Fund is managed by CastleArk Management, LLC, as Subadviser (See "Management of the Trust -- Subadvisers").

               When selecting securities, the portfolio managers blend quantitative and fundamental analyses to identify well-established companies with strong cash flows, secure market franchises and revenue growth that is expected to be among the highest for the particular industry either through above-average industry expansion or market share gains. These companies generally dominate, or are gaining market share, in their respective industries and have a reputation for quality management as well as superior products and services. A strong balance sheet and strong management are other factors that the portfolio managers will consider.

               For temporary defensive or emergency purposes, the Fund may invest all or a portion of its assets in short-term debt securities. If the Fund takes such a temporary defensive position, it may not achieve its investment objective.
--------------------------------------------------------------------------------
PRINCIPAL
RISKS Among the principal risks of investing in the Large-Cap Growth Fund which could adversely affect its net asset value, yield and total return, are:

               - Management risk -- The Fund is an actively managed portfolio, which means the portfolio managers will apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these will produce the desired results.

               - Market risk -- The value of securities may decline in response to developments affecting individual companies and/or general market conditions, or if a company does not perform as expected. Price changes may be temporary or last for extended periods.

               - Growth stock risk -- The Fund will focus on securities issued by companies that the subadviser believes will experience rapid earnings growth. Growth stocks typically trade at higher multiples of current earnings than other securities. The value of growth stocks may be more sensitive to changes in current or expected earnings than the values of other securities.

               Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

PERFORMANCE
INFORMATION    The performance information set forth below shows summary
               performance information for the Large-Cap Growth Fund. The bar chart and table give some indication of the risk of an investment in the Fund. The bar chart shows you how much an investment in the Fund has changed over each calendar year, assuming all dividends and capital gains are reinvested. These returns differ from the total returns shown in the Fund's Financial Highlights, which are based on fiscal year results. The table showing Average
               Annual Total Returns compares the Fund's performance over varying periods ending at the most recently-completed calendar year to the performance of a broadly-based securities market index selected by the Adviser as being appropriate for comparison purposes. This performance information reflects the Fund's advisory fee in effect prior to August 1, 2001, which was lower than the current fee. In addition, the Fund began to pay distribution (12b-1) fees, effective August 1, 2001, and therefore the performance results shown below would not necessarily have been achieved had the Fund's current objective and expense structure been in effect. You may call the Adviser at 800-995-7777 or access the Trust's internet website
               (www.lindnerfunds.com) for current performance information. The information contained on our website does not constitute part of this Prospectus. Past performance is no guarantee of future results.

CALENDAR YEAR TOTAL RETURNS

                                                LARGE-CAP GROWTH FUND
                                                Best Quarter: 16.67% (Q4, 1999)
                                                Worst Quarter: -19.53% (Q3,
                                                1998)
                                                Note: The Fund has a fiscal year
                                                that ends on June 30. Total
                                                return (not annualized) for the
                                                six months ended June 30, 2001,
                                                was -11.36%
[BAR GRAPH]

                                                                         LARGE-CAP GROWTH FUND
                                                                         ---------------------
1991                                                                             23.42
1992                                                                             12.76
1993                                                                             19.85
1994                                                                             -0.66
1995                                                                             19.89
1996                                                                             21.02
1997                                                                              8.69
1998                                                                            -15.80
1999                                                                             11.32
2000                                                                            -15.12

AVERAGE ANNUAL TOTAL RETURNS   (for periods ended 12/31/2000)

                                                                                          SINCE
                                                                                        INCEPTION
                                                     1 YEAR     5 YEARS    10 YEARS    (5/24/1973)
                                                     -------    -------    --------    -----------
Large-Cap Growth Fund............................    -15.12%     0.91%       7.59%       14.54%
Russell 1000 Index*..............................     -7.79%    18.14%      17.66%       n/a

---------------
 * The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, and represents approximately 92% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

LINDNER SMALL-CAP GROWTH FUND

---------------------------------------------------------------------------------------------------
    PRINCIPAL          INVESTMENT        FUND FOCUS --      APPROXIMATE CAPITALIZATION RANGE --
    INVESTMENTS AND    OBJECTIVE --      Equity                    $150 million to $1.4 billion
    STRATEGIES         Capital           securities of
                       appreciation      small
                                         capitalization
                                         companies
---------------------------------------------------------------------------------------------------

               Under normal market conditions, the Small-Cap Growth Fund will invest at least 65% (80% by July 31, 2002) of its net assets in equity securities of companies based in the U.S. or with substantial operations in the U.S., and in securities of foreign companies, that are listed for trading on a U.S. national securities exchange and that have a market capitalization of the companies in the Russell 2000 Index. At July 1, 2001, this range was between $147 million and $1.4 billion. Equity securities also include preferred stocks, securities convertible into common stock and warrants to purchase common stock. The Fund generally invests in companies that are diversified across sectors, but it will emphasize, or overweight, certain sectors that the portfolio managers believe offer greater potential for growth of capital. These weightings will change over the course of time. The Small-Cap Growth Fund is managed by CastleArk Management, LLC, as Subadviser. See "Management of the Trust -- Subadvisers".

               When selecting securities, the portfolio managers blend quantitative and fundamental analyses to identify well-established companies with strong cash flows, secure market franchises and revenue growth that is expected to be among the highest for the particular industry either through above-average industry expansion or market share gains. These companies generally dominate, or are gaining market share, in their respective industries and have a reputation for quality management as well as superior products and services. A strong balance sheet and strong management are other factors that the portfolio managers will consider. For temporary defensive or emergency purposes, the Fund may invest all or a portion of its assets in short-term debt securities. If the Fund takes such a temporary defensive position, it may not achieve its investment objective.
--------------------------------------------------------------------------------
PRINCIPAL
RISKS Among the principal risks of investing in the Small-Cap Growth Fund which could adversely affect its net asset value, yield and total return, are:

               - Management risk -- The Fund is an actively managed portfolio, which means the portfolio managers will apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these will produce the desired results.

               - Market risk -- The value of securities may decline in response to developments affecting individual companies and/or general market conditions, or if a company does not perform as expected. Price changes may be temporary or last for extended periods.

               - Small-cap stock risk -- Small companies often have narrower product lines and markets and more limited managerial and financial resources, and as a result may be more sensitive to changing economic conditions. Stocks of smaller companies are often more volatile and less liquid than those of larger companies, and may trade in the over-the-counter market or on a regional stock exchange. Securities of smaller companies may be more difficult or impossible to sell when the Adviser desires to do so.

               - Growth stock risk -- The Fund will focus on securities issued by companies that the subadviser believes will experience rapid earnings growth. Growth stocks typically trade at higher multiples of current earnings than other securities. The value of growth stocks may be more sensitive to changes in current or expected earnings than the values of other securities.

               Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

PERFORMANCE
INFORMATION    The performance information set forth below shows summary
               performance information for the Small-Cap Growth Fund. The bar chart and table give some indication of the risk of an investment in the Fund. The bar chart shows you how much an investment in the Fund has changed over each calendar year, assuming all dividends and capital gains are reinvested. These returns differ from the total returns shown in the Fund's Financial Highlights, which are based on fiscal year results. The table showing Average
               Annual Total Returns compares the Fund's performance over varying periods ending at the most recently-completed calendar year to the performance of a broadly-based securities market index selected by the Adviser as being appropriate for comparison purposes. This performance information reflects the Fund's advisory fee in effect prior to August 1, 2001, which was lower than the current fee. In addition, the Fund began to pay distribution (12b-1) fees, effective August 1, 2001, and therefore the performance results shown below would not necessarily have been achieved had the Fund's current objective and expense structure been in effect. You may call the Adviser at 800-995-7777 or access the Trust's internet website
               (www.lindnerfunds.com) for current performance information. The information contained on our website does not constitute part of this Prospectus. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE
               RESULTS.

CALENDAR YEAR TOTAL RETURNS
[BAR GRAPH]

                                                                         SMALL-CAP GROWTH FUND
                                                                         ---------------------
1994                                                                             -1.91
1995                                                                              8.86
1996                                                                             41.15
1997                                                                             31.69
1998                                                                             -6.09
1999                                                                             18.41
2000                                                                             -1.59

SMALL-CAP GROWTH FUND
Best Quarter: 20.81% (Q4, 1999)
Worst Quarter: -15.78% (Q3, 1998)
Note: The Fund has a fiscal year that ends on June 30. Total return (not annualized) for the six months ended June 30, 2001, was -0.76%.

AVERAGE ANNUAL TOTAL RETURNS   (for periods ended 12/31/2000)

                                                                                       SINCE
                                                                                     INCEPTION
                                                               1 YEAR    5 YEARS    (1/24/1994)
                                                               ------    -------    -----------
Small-Cap Growth Fund......................................    -1.59%    15.26%       11.82%
Russell 2000 Index*........................................    -3.02%    10.30%       10.70%

---------------
* The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, and represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

LINDNER COMMUNICATIONS FUND

----------------------------------------------------------------------------------------------------
    PRINCIPAL          INVESTMENT              FUND FOCUS --           AVERAGE CAPITALIZATION --
    INVESTMENTS AND    OBJECTIVE --            Common stocks of               $25 to $30 billion
    STRATEGIES         Long term capital       companies involved in
                       appreciation            the communications
                                               industries
----------------------------------------------------------------------------------------------------

               The Communications Fund will invest at least 65% (80% by July 31,
               2002) of its net assets in common stocks and securities convertible into common stocks of companies based in the U.S. or with substantial operations in the U.S., and in securities of foreign companies that are listed for trading on a U.S. national securities exchange (ADRs) and that are considered by the portfolio managers to be best positioned to benefit significantly from their involvement in or support of the broad-based communications industries, regardless of the size of their market capitalization. Such companies may include those that are involved in communications equipment and support, electronic components and equipment, broadcasting, publishing and information dissemination in any available media (including mobile and wireless communications), computer equipment and computer support systems (including software, fiber optics, internet development and related activities). The Fund will focus its investments on companies with large market capitalizations, active trading markets and proven performance histories. Although the Fund has the authority to operate as a "non-diversified" mutual fund, the Adviser presently has no intention of investing in this manner. For temporary defensive or emergency purposes, the Fund may invest all or a portion of its assets in short-term debt securities. If the Fund takes such a temporary defensive position, it may not achieve its investment objective.
--------------------------------------------------------------------------------
PRINCIPAL
RISKS Among the principal risks of investing in the Communications Fund which could adversely affect its net asset value, yield and total return, are:

               - Management risk -- The Fund is an actively managed portfolio, which means the portfolio managers will apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these will produce the desired results.

               - Market risk -- The value of securities may decline in response to developments affecting individual companies and/or general market conditions, or if a company does not perform as expected. Price changes may be temporary or last for extended periods.

               - Sector concentration risk -- Investing in stocks of companies in related industries may have greater risks because companies in those industries, or sectors, may share common characteristics and may react similarly to market developments. Securities of companies in the communications industry frequently experience higher price volatility than securities of seasoned large capitalization companies with dominant market positions in traditional industries. In addition, to the extent that the Fund invests in companies that utilize innovative technologies, it will be subject to risks affecting those technologies, such as the risk of shorter product cycles, rapid product obsolescence, aggressive competition, volatile stock prices and limited operating histories.

               - Growth stock risk -- Stocks of companies in the communications industry are frequently valued on the basis of their expected earnings growth. Growth stocks typically trade at higher multiples of current earnings than other securities. The value of growth stocks may be more sensitive to changes in current or expected earnings than the values of other securities.

               - Value Stock Risk -- Securities of companies that the manager believes are selling at a price lower that their true value may have experienced adverse business developments or may be subject to special risks or cyclical factors that have caused their securities to be out of favor. If the market does not recognize the value of a company, the price of its securities may decline or not approach the value that the manager anticipates.

               - Non-diversification risk -- The Fund may be operated as a
                 "non-diversified" mutual fund, which means that it may invest more than 5% of its total assets in any one company in appropriate situations. If the Fund invests a higher percentage of its assets in one or more companies, the value of its shares may fluctuate more widely than shares of a fund that invests in a larger number of companies, and the Fund will be exposed to a greater degree of market risk.

               Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

PERFORMANCE
INFORMATION    The performance information set forth below shows summary
               performance information for the Communications Fund. The bar chart and table give some indication of the risk of an investment in the Fund. The bar chart shows you how much an investment in the Fund has changed over each calendar year, assuming all dividends and capital gains are reinvested. These returns differ from the total returns shown in the Fund's Financial Highlights, which are based on fiscal year results. The table showing Average
               Annual Total Returns compares the Fund's performance over varying periods ending at the most recently-completed calendar year to the performance of a broadly-based securities market index selected by the Adviser as being appropriate for comparison purposes. This performance information reflects the Fund's advisory fee in effect prior to August 1, 2001, which was lower than the advisory fee that will become effective when a subadviser for the Fund is selected. See "Management of the Trust-Compensation, Expenses and Limitations." In addition, the
               Fund changed its investment objective and began to pay distribution (12b-1) fees, effective August 1, 2001, and therefore the performance results shown below would not necessarily have been achieved had the Fund's current objective and expense structure been in effect. You may call the Adviser at 800-995-7777 or access the Trust's internet website
               (www.lindnerfunds.com) for current performance information. The information contained on our website does not constitute part of this Prospectus. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

CALENDAR YEAR TOTAL RETURNS
[BAR GRAPH]

                                                                          COMMUNICATIONS FUND
                                                                          -------------------
1993                                                                              6.10
1994                                                                             -0.95
1995                                                                             23.89
1996                                                                             23.18
1997                                                                             19.81
1998                                                                             -8.34
1999                                                                             60.46
2000                                                                            -18.60

COMMUNICATIONS FUND
Best Quarter: 24.98% (Q4, 1999)
Worst Quarter: -19.67% (Q4, 2000)
Note: The Fund has a fiscal year that ends on June 30. Total return (not annualized) for the six months ended June 30, 2001, was -22.95%.

AVERAGE ANNUAL TOTAL RETURNS   (for periods ended 12/31/2000)

                                                                                       SINCE
                                                                                     INCEPTION
                                                              1 YEAR     5 YEARS    (8/30/1993)
                                                              -------    -------    -----------
Communications Fund(1)....................................    -18.60%    12.06%       12.01%
S&P 500 Index*............................................     -9.10%    18.31%       17.63%

---------------
 * The S&P 500 Index is a broad-based unmanaged index of 500 stocks that is widely recognized as representative of the equity markets in general. You cannot invest directly in an index.

(1) Prior to August 1, 2001, the Communications Fund was managed with a different investment objective and different principal investment strategies. In addition, the comparative index for this Fund was the Dow Jones Utility Index. The Adviser believes that the new comparative index more accurately reflects the current investment strategies of the Fund. The Dow Jones Utility Index produced cumulative annual returns of 50.76% and 17.69% for the 1-year and 5-year periods, respectively, ended December 31, 2000, and 12.12% for the period from the Fund's inception through December 31, 2000. The Dow Utility Index is comprised of the stocks of 15 leading utilities companies. You cannot invest directly in an index.

LINDNER MARKET NEUTRAL FUND

----------------------------------------------------------------------------------------------------
    PRINCIPAL          INVESTMENT         FUND FOCUS --      APPROXIMATE CAPITALIZATION RANGE --
    INVESTMENTS AND    OBJECTIVE --       Long and short                   At least $250 million
    STRATEGIES         Long term capital  positions in
                       appreciation in    common stocks of
                       both bull and      U.S. companies
                       bear markets       and ADRs
----------------------------------------------------------------------------------------------------

               The Market Neutral Fund attempts to achieve minimal exposure to market risk by always having both long and short positions in equity securities issued by U.S. companies or foreign companies whose securities are traded on U.S. markets (ADRs). Long positions will be held in those securities that are believed to be undervalued, while short positions will be held in those securities that are believed to be overvalued. To pursue this goal, the Fund will invest substantially all of its assets in common stocks, securities convertible into common stocks without regard to quality or rating, short positions in common stocks and securities convertible into common stocks, and, to a limited degree, non-convertible preferred stocks and debt securities without regard to quality or rating.

               By taking both long and short positions in different securities with similar characteristics, the Fund attempts to cancel out the effect of general stock market movements on the Fund's performance. The portfolio managers decide the size of each long and short position in analyzing the trade-off between the attractiveness of each position and its impact on the risk of the overall portfolio. The Fund seeks to construct a diversified portfolio that has minimal net exposure to the U.S. equity market generally and certain other risk factors.

               The Fund's performance objective is to achieve a total return in excess of the total returns on the 3-month Treasury Bill. Its performance is not expected to correlate with the direction of any major U.S. stock market or any general stock market index. However, the Fund is different from an investment in 3-month U.S. Treasury bills because U.S. Treasury bills are backed by the full faith and credit of the U.S. Government and have a fixed rate of return. For temporary defensive or emergency purposes, the Fund may invest all or a portion of its assets in short-term debt securities. If the Fund takes such a temporary defensive position, it may not achieve its investment objective.
--------------------------------------------------------------------------------
PRINCIPAL
RISKS Among the principal risks of investing in the Market Neutral Fund, which could adversely affect its net asset value, yield and total return, are:

               - Management risk -- The Fund is an actively managed portfolio, which means the portfolio managers will apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these will produce the desired results.

               - Market risk -- The value of securities may decline in response to developments affecting individual companies and/or general market conditions, or if a company does not perform as expected. Price changes may be temporary or last for extended periods.

               - Active trading risk -- The Fund may engage in active and frequent trading to achieve its investment objective, which may lead to the realization and distribution to shareholders of higher capital gains and increase a shareholder's tax liability. Frequent trading also increases the Fund's transaction costs, which could detract from its performance. The portfolio turnover rate for the Fund will be substantially higher than the normal rate for a mutual fund, and could be as high as 1,000% per year.

               - Short selling risk -- When the Fund sells a security short, it is selling something it does not own. To complete the transaction, the Fund must borrow the security from a broker or other institution. The Fund may not always be able to borrow a security, or close out a short position, at a particular time or at an acceptable price. If the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the security, the Fund may experience a loss. The Fund's loss on a short sale is potentially unlimited since there is no limit on the price a borrowed security could attain.

               Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

PERFORMANCE
INFORMATION    The performance information set forth below shows summary
               performance information for the Market Neutral Fund. The bar chart and table give some indication of the risk of an investment in the Fund. The bar chart shows you how much an investment in the Fund has changed over each calendar year, assuming all dividends and capital gains are reinvested. These returns differ from the total returns shown in the Fund's Financial Highlights, which are based on fiscal year results. The table showing Average
               Annual Total Returns compares the Fund's performance over varying periods ending at the most recently-completed calendar year to the performance of a broadly-based securities market index selected by the Adviser as being appropriate for comparison purposes. The Fund changed its investment objective on July 1, 1999, and began to pay distribution (12b-1) fees, effective
               August 1, 2001, and therefore the performance results shown below would not necessarily have been achieved had the Fund's current objective and expense structure been in effect. You may call the Adviser at 800-995-7777 or access the Trust's internet website
               (www.lindnerfunds.com) for current performance information. The information contained on our website does not constitute part of this Prospectus. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE
               RESULTS.

CALENDAR YEAR TOTAL RETURNS
[BAR GRAPH]

                                                                          MARKET NEUTRAL FUND
                                                                          -------------------
1994                                                                              7.18
1995                                                                            -11.01
1996                                                                             28.77
1997                                                                            -22.27
1998                                                                              0.18
1999                                                                             12.87
2000                                                                             12.07

MARKET NEUTRAL FUND
Best Quarter: 27.30% (Q1, 1996)
Worst Quarter: -17.18% (Q2, 1997)
Note: The Fund has a fiscal year that ends on June 30. Total return (not annualized) for the six months ended June 30, 2001, was -2.10%.

AVERAGE ANNUAL TOTAL RETURNS   (for periods ended 12/31/2000)

                                                                                        SINCE
                                                                                      INCEPTION
                                                                1 YEAR    5 YEARS    (2/11/1994)
                                                                ------    -------    -----------
Market Neutral Fund.........................................    12.07%     4.87%        2.80%
90-day Treasury Bill*.......................................     5.99%     5.18%        5.10%(1)

---------------
 * The 90-day Treasury Bill contract trades on the International Monetary Market of the Chicago Mercantile Exchange, with a face value of $1,000,000.

(1) Inception date for the performance index is January 31, 1994.

LINDNER GOVERNMENT MONEY MARKET FUND

-----------------------------------------------------------------------------------------------------
    PRINCIPAL          INVESTMENT          FUND FOCUS --      APPROXIMATE CAPITALIZATION RANGE --
    INVESTMENTS AND    OBJECTIVE --        Securities of the                         Not relevant
    STRATEGIES         Current income      U.S. government,
                       consistent with     its agencies and
                       preservation of     instrumentalities
                       capital and
                       liquidity
-----------------------------------------------------------------------------------------------------

               The Government Money Market Fund pursues its investment objective by investing exclusively in U.S. dollar-denominated debt securities issued or guaranteed by the United States government, its agencies and instrumentalities, and in repurchase agreements secured by such types of securities. The Fund will invest in securities issued by the U.S. government agencies or instrumentalities only when the Fund's Subadviser, U.S. Bancorp Piper Jaffray Asset Management, Inc., is satisfied that the credit risk of the agency or instrumentality is minimal. In addition, repurchase agreements will have maturities of less than seven days, will be fully collateralized and will be made only with primary securities dealers having the highest short-term debt rating. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
--------------------------------------------------------------------------------
PRINCIPAL
RISKS The principal risks of investing in the Government Money Market Fund which could adversely affect its net asset value, yield and total return are:

               - Interest rate risk -- Any sudden or sharp increase in
                 prevailing interest rates will cause fixed income securities to decline in value. Longer term bonds are generally more sensitive to interest rate changes than shorter term bonds. Generally, the longer the average maturity of the fixed income securities held by the Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

               - Management risk -- The Fund is an actively managed portfolio, which means the portfolio managers will apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these will produce the desired results.

               Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

PERFORMANCE
INFORMATION    The performance information set forth below shows summary
               performance information for the Government Money Market Fund. The bar chart and table give some indication of the risk of an investment in the Fund. The bar chart shows you how much an investment in the Fund has changed over each calendar year, assuming all dividends and capital gains are reinvested. These returns differ from the total returns shown in the Fund's
               Financial Highlights, which are based on fiscal year results. The table showing Average Annual Total Returns compares the Fund's performance over varying periods ending at the most recently-completed calendar year to the performance of a broadly-based securities market index selected by the Adviser as being appropriate for comparison purposes. The current yield for the Fund for the seven-day period ended June 30, 2001, was 3.20%. You may call the Adviser at 800-995-7777, or access the Trust's internet website
               (www.lindnerfunds.com) for the Fund's current yield. The information contained on our website does not constitute part of this Prospectus. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE
               RESULTS.

CALENDAR YEAR TOTAL RETURNS
[BAR GRAPH]

                                                                     GOVERNMENT MONEY MARKET FUND
                                                                     ----------------------------
1996*                                                                            5.08
1997                                                                             5.20
1998                                                                             5.06
1999                                                                             4.66
2000                                                                             5.93

GOVERNMENT MONEY MARKET FUND
Best Quarter: 1.54% (Q4, 2000)
Worst Quarter: 1.09% (Q1, 1999)
Note: The Fund has a fiscal year that ends on June 30. Total return (not annualized) for the six months ended June 30, 2001, was 2.35%.

---------------
* Annualized; Inception date was July 2, 1996 and the Fund's return for July 2 to December 31, 1996 was 2.52%.

AVERAGE ANNUAL TOTAL RETURNS   (for periods ended 12/31/2000)

                                                                            SINCE
                                                                          INCEPTION
                                                                1 YEAR    (7/2/1996)
                                                                ------    ----------
Government Money Market Fund................................    5.93%       5.20%
IBC Total Taxable Average*..................................    5.71%       5.02%(1)

---------------
 * The IBC Total Taxable Average is an average of the returns of more than 250 money market mutual funds surveyed each month by IBC/Donaghue, Inc.

(1) Inception date for the performance index is July 1, 1996.

FEES AND EXPENSES

This table describes the fees and expenses you may pay if you buy and hold shares of a Lindner Fund:

SHAREHOLDER FEES (fees paid directly from your investment):
Maximum sales charge (load) imposed on purchases............    None
Maximum sales charge (load) imposed on reinvested
  dividends.................................................    None
Maximum Deferred sales charge (load)........................    None
Redemption fee(1)...........................................      1%
Exchange fee................................................    None
Wire transfer fee per requested transaction (see "Redemption
  of Shares")(2)............................................    $ 15
Overnight delivery fee for checks (see "Redemption of
  Shares")..................................................    $ 15

---------------
(1) A 1% redemption fee is charged for redemptions made within 90 days of a purchase for all Funds other than the Government Money Market Fund. This fee may be waived at the discretion of the Adviser. See "Redemption of Shares--Other Redemption Rules."

(2) $25 for foreign wire transfers.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)(1)

                                                              DISTRIBUTION                   TOTAL
                                                MANAGEMENT      (12B-1)        OTHER       OPERATING
                                                   FEES           FEES        EXPENSES    EXPENSES(2)
                                                ----------    ------------    --------    -----------
Growth and Income Fund(3)...................      0.70%          0.25%         0.30%         1.25%
Large-Cap Growth Fund.......................      0.80%          0.25%         0.30%         1.35%
Small-Cap Growth Fund.......................      0.95%          0.25%         0.30%         1.50%
Communications Fund(3)......................      1.00%          0.25%         0.30%         1.55%
Market Neutral Fund.........................      1.00%          0.25%         0.93%         2.18%
Government Money Market Fund................      0.15%          0.00%         0.35%         0.50%

---------------
(1) As a percentage of average daily net assets. These expenses are estimates based on the new investment management agreement with the Adviser, the new Distribution Plan under Rule 12b-1 and the new administration agreement, which provides for an administration fee of 0.10% of average daily net assets.

(2) The Adviser has contractually agreed until June 30, 2003, to waive a portion of its management and administration fees so that a Fund's Total Operating Expenses do not exceed the amount shown. This waiver may be discontinued by the Adviser after such date. See "Management of the Trust."

(3) The Adviser has agreed to waive a portion of its management fee for this Fund until such time as a subadviser has been engaged under the new "manager-of-managers" style; until this occurs, the management fee for the Growth and Income Fund will remain at 0.54% of average net assets and the management fee for the Communications Fund will remain at 0.70% of average net assets.

EXPENSE EXAMPLES

The following examples may help you to compare the costs of investing in a Lindner Fund with the costs of investing in other mutual funds. Because the table uses hypothetical (assumed) conditions, your actual costs may be higher or lower. These examples should not be considered as representing past or future performance or expenses of a fund. You would pay the following expenses on a $10,000 investment, assuming (1) Total Operating Expenses for a fund are as set forth in the table above, (2) the fund has a 5% annual return and (3) you redeem your shares at the end of each period.

                                                            1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                            ------    -------    -------    --------
Growth and Income Fund..................................     $127      $397      $  686      $1,511
Large-Cap Growth Fund...................................     $137      $428      $  739      $1,624
Small-Cap Growth Fund...................................     $153      $474      $  818      $1,791
Communications Fund.....................................     $158      $490      $  845      $1,845
Market Neutral Fund.....................................     $221      $682      $1,169      $2,513
Government Money Market Fund............................     $ 51      $160      $  280      $  628

SUMMARY OF PRINCIPAL RISKS

All investments involve some level of risk. Simply stated, risk is the possibility that you will lose money or not make money. The principal risk factors for the funds are described below. Other risks may also apply. Before you invest, you should be aware of the principal risks that apply to your fund. As with any mutual fund, you could lose money over any period of time.

MANAGEMENT RISK   (All Funds)
A strategy that the Adviser or a subadviser uses may fail to produce the intended results. The particular securities and types of securities a fund holds may under-perform other securities and types of securities. There can be no assurance that a fund will achieve its investment objective.

MARKET RISK   (All Funds except Government Money Market Fund)
The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations, often referred to as "volatility," may cause the price of a security to drop below previous levels. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Market risk is common to most investments, including stocks and bonds, and to the mutual funds that invest in them. Bonds and other fixed income securities generally involve less market risk than stocks. However, the risks of investing in bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

GROWTH STOCK RISK   (Growth and Income Fund, Large-Cap Growth Fund, Small-Cap
Growth Fund, Communications Fund)
A fund may invest in equity securities of companies that its portfolio manager believes will experience rapid earnings growth or revenue growth. Growth securities typically trade at higher multiples of current earnings than other securities, and therefore the value of these securities may be more sensitive to changes in current or expected earnings or revenues than the value of other securities.

VALUE STOCK RISK   (Growth and Income Fund, Communications Fund)
A fund may invest in securities of companies that its portfolio manager believes are selling at a price lower that their true value. These companies may have experienced adverse business developments or may be subject to special risks or cyclical factors that have caused their securities to be out of favor. If a portfolio manager's assessment is wrong, or if the market does not recognize the value of a company, the price of its securities may decline or not approach the value that the portfolio manager anticipates.

LIQUIDITY RISK   (Growth and Income Fund, Small-Cap Growth Fund)
Certain securities may be difficult or impossible to sell when the Adviser wants, or at an acceptable price. A fund may have to accept a lower price, sell other securities or forego an investment opportunity, and this could have a negative effect on performance. This risk applies to restricted securities (including debt securities), Rule 144A securities, certain over-the-counter options and other securities that may trade in U.S. markets but are not registered under the federal securities laws. Each fund may invest up to 15% of its net assets in illiquid securities except that the Government Money Market Fund may invest only up to 10% of its net assets in illiquid securities. Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to a fund.

CREDIT RISK   (Growth and Income Fund, Government Money Market Fund)
When a fund invests in fixed income securities, it is subject to the risk that an issuer of those securities may default on its obligation to pay interest and repay principal. Also, changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. This risk applies, for example, to repurchase agreements that a fund may enter into. Securities below investment grade (commonly called "junk bonds") are particularly subject to credit risk.

INTEREST RATE RISK   (Growth and Income Fund, Government Money Market Fund)
Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed income securities, a rise in interest rates typically causes a fall in bond values, while a fall in interest rates typically causes a rise in bond values. Fixed income securities with longer maturities are more susceptible to changes in value due to interest rate changes than are those with shorter maturities.

SECTOR CONCENTRATION   (Communications Fund)
A fund that concentrates its investments in a group of related industries (an industry sector) is subject to increased risk. The fund's performance will generally depend on the sector's performance, which may differ in direction and degree from that of the overall stock market. In addition, financial, economic, business and political developments affecting the industry sector may have a greater effect on the fund.

SMALL-CAP STOCK RISK   (Small-Cap Growth Fund)
Smaller capitalization stocks involve greater risks than those associated with larger, more established companies. Small company stocks may be subject to more abrupt or erratic price movements, for several reasons. These stocks are traded in lower volumes and the issuers of these stocks are more sensitive to changing conditions and may have less certain growth prospects. Also, there are fewer market makers for these stocks and wider spreads between quoted bid and asked prices in the over-the-counter market. Small cap stocks also tend to be less liquid, particularly during periods of market disruption. There is normally less publicly available information concerning these securities. Small companies in which a fund may invest may have limited product lines, markets or financial resources, or may be dependent on a small management group.

SHORT SELLING RISK   (Market Neutral Fund)
When a fund sells a security short, it is selling something it does not own. To complete the transaction, the fund must borrow the security from a broker or other institution. The fund may not always be able to borrow a security, or to close out a short position at a particular time or at an acceptable price. If the price of the borrowed security increases between the date of the short sale and the date on which the fund replaces the security, the fund may experience a loss. The fund's loss on a short sale is potentially unlimited since there is no limit on the price a borrowed security could attain.

ACTIVE TRADING RISK   (Market Neutral Fund)
A fund may actively and frequently trade its portfolio securities. The higher the portfolio turnover rate is, the higher the transactional and brokerage costs will be unless securities can be bought and sold without corresponding commission costs. Active trading may also increase a fund's realized capital gains and losses, which may affect the taxes you pay as a fund shareholder.

FINANCIAL HIGHLIGHTS

The financial highlights beginning on the next page are intended to help you understand the financial performance of each Fund's shares for the past 5 years. The total return information represents the rate that you would have earned or lost on an investment in a Fund's shares assuming reinvestment of all dividends and capital gains distributions. The information is derived from the financial statements of the Funds that have been audited by the Trust's independent auditors, Deloitte & Touche LLP, whose report is included in the Trust's 2001 Annual Report to Shareholders. The Trust's Annual Report is incorporated by reference into the Statement of Additional Information ("SAI") and the Annual Report is available free of charge upon request to the Trust. These financial highlights show the historical performance information of the former class of Investor Shares for the Funds; the Funds did not have Institutional Shares outstanding for the full 5-year period shown. This information does not reflect the higher management fees for certain Funds and the Rule 12b-1 distribution fees for all Funds other than the Government Money Market Fund, which were approved by shareholders in July 2001.

GROWTH AND INCOME FUND
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                          YEARS ENDED JUNE 30,
                                                         ------------------------------------------------------
                                                          2001        2000        1999        1998        1997
                                                          ----        ----        ----        ----        ----
Net asset value, beginning of period.................    $21.14      $23.50      $27.59      $27.94      $28.07
Income from investment operations
  Net investment income(1)...........................      0.56        1.07        2.16        1.83        1.63
  Net realized and unrealized gain(loss) on
    investments......................................      0.01       (2.30)      (3.80)       2.02        0.70
                                                         ------      ------      ------      ------      ------
    Total from investment operations.................      0.57       (1.23)      (1.64)       3.85        2.33
                                                         ------      ------      ------      ------      ------
Less:
  Distributions from net investment income...........     (0.57)      (1.13)      (1.95)      (1.71)      (1.68)
  Distributions from net realized gains..............        --          --       (0.50)      (2.49)      (0.78)
                                                         ------      ------      ------      ------      ------
    Total distributions..............................     (0.57)      (1.13)      (2.45)      (4.20)      (2.46)
                                                         ------      ------      ------      ------      ------
Change in net asset value............................        --       (2.36)      (4.09)      (0.35)      (0.13)
                                                         ------      ------      ------      ------      ------
Net asset value, end of period.......................    $21.14      $21.14      $23.50      $27.59      $27.94
                                                         ======      ======      ======      ======      ======
    Total return(2)..................................      2.78%      (5.48)%     (5.57)%     14.75%       8.75%
Ratios/supplemental data:
  Ratio of expenses to average net assets............      0.84%       0.73%       0.66%       0.61%       0.60%
  Ratio of net investment income to average net
    assets...........................................      2.63%       4.14%       8.03%       6.29%       5.74%
  Portfolio turnover rate............................    170.40%     124.63%      31.74%      28.56%      40.32%
  Net assets, end of period (in millions)............    $  316      $  448      $  768      $1,616      $2,017

LARGE-CAP GROWTH FUND
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                          YEARS ENDED JUNE 30,
                                                         ------------------------------------------------------
                                                          2001        2000        1999        1998        1997
                                                          ----        ----        ----        ----        ----
Net asset value, beginning of period.................    $16.42      $16.14      $22.27      $25.98      $26.39
Income from investment operations
  Net investment income(1)...........................      0.02        0.13        0.29        0.38        0.36
  Net realized and unrealized gain(loss) on
    investments......................................     (3.61)       1.25       (3.36)      (0.27)       2.72
                                                         ------      ------      ------      ------      ------
    Total from investment operations.................     (3.59)       1.38       (3.07)       0.11        3.08
                                                         ------      ------      ------      ------      ------
Less:
  Distributions from net investment income...........     (0.10)      (0.23)      (0.32)      (0.34)      (0.39)
  Distributions from net realized gains..............     (1.81)      (0.87)      (2.74)      (3.48)      (3.10)
                                                         ------      ------      ------      ------      ------
    Total distributions..............................     (1.91)      (1.10)      (3.06)      (3.82)      (3.49)
                                                         ------      ------      ------      ------      ------
Change in net asset value............................     (5.50)       0.28       (6.13)      (3.71)      (0.41)
Net asset value, end of period.......................    $10.92      $16.42      $16.14      $22.27      $25.98
                                                         ======      ======      ======      ======      ======
      Total return(2)................................    (22.84)%      8.61%     (13.66)%      0.31%      12.50%
Ratio/supplemental data:
  Ratio of expenses to average net assets............      0.70%       0.82%       0.57%       0.44%       0.44%
  Ratio of net investment income to average net
    assets...........................................      0.11%       0.57%       1.27%       1.29%       1.39%
  Portfolio turnover rate............................    232.94%     129.68%      53.41%      44.43%      36.39%
  Net assets, end of period (in millions)............    $  213      $  342      $  434      $1,003      $1,495

---------------
(1) Net investment income (loss) per share represents net investment income
    (loss) divided by the average shares of beneficial interest outstanding throughout each period.

(2) Total return is the percentage increase in value for a period, assuming initial investment at the day before the start of the period and assuming all dividends and distributions were reinvested and a redemption at the net asset value at the end of the period.

SMALL-CAP GROWTH FUND
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                          YEARS ENDED JUNE 30,
                                                         ------------------------------------------------------
                                                          2001        2000        1999        1998        1997
                                                          ----        ----        ----        ----        ----
Net asset value, beginning of period.................    $ 9.21      $ 8.06      $ 8.49      $ 7.67      $ 6.15
Income from investment operations
  Net investment income(1)...........................     (0.04)       0.07        0.08        0.09        0.04
  Net realized and unrealized gain(loss) on
    investments......................................     (0.61)       1.22       (0.12)       1.07        1.49
                                                         ------      ------      ------      ------      ------
    Total from investment operations.................     (0.65)       1.29       (0.04)       1.16        1.53
                                                         ------      ------      ------      ------      ------
Less:
  Distributions from net investment income...........     (0.02)      (0.10)      (0.08)      (0.04)      (0.01)
  Distributions from net realized gains..............     (0.71)      (0.04)      (0.31)      (0.30)         --
                                                         ------      ------      ------      ------      ------
    Total distributions..............................     (0.73)      (0.14)      (0.39)      (0.34)      (0.01)
                                                         ------      ------      ------      ------      ------
Change in net asset value............................     (1.38)       1.15       (0.43)       0.82        1.52
                                                         ------      ------      ------      ------      ------
Net asset value, end of period.......................    $ 7.83      $ 9.21      $ 8.06      $ 8.49      $ 7.67
                                                         ======      ======      ======      ======      ======
    Total return(1)..................................     (6.58)%     16.26%       0.11%      15.24%      24.96%
Ratio/supplemental data:
  Ratio of expenses to average net assets............      1.07%       0.97%       0.94%       0.87%       0.96%
  Ratio of net investment income to average net
    assets...........................................     (0.50)%      0.61%       0.99%       1.13%       0.46%
  Portfolio turnover rate............................    210.65%     174.02%      65.98%      24.52%      49.49%
  Net assets, end of period (in millions)............    $   20      $   27      $   38      $   54      $   25

COMMUNICATIONS FUND
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                          YEARS ENDED JUNE 30,
                                                         ------------------------------------------------------
                                                          2001        2000        1999        1998        1997
                                                          ----        ----        ----        ----        ----
Net asset value, beginning of period.................    $19.04      $14.81      $16.78      $15.75      $14.20
Income from investment operations
  Net investment income(1)...........................      0.17        0.21        0.33        0.37        0.39
  Net realized and unrealized gain(loss) on
    investments......................................     (6.90)       4.55        0.44        1.96        1.60
                                                         ------      ------      ------      ------      ------
    Total from investment operations.................     (6.73)       4.76        0.77        2.33        1.99
                                                         ------      ------      ------      ------      ------
Less:
  Distributions from net investment income...........     (0.18)      (0.22)      (0.33)      (0.37)      (0.42)
  Distributions from net realized gains..............     (2.51)      (0.31)      (2.41)      (0.93)      (0.02)
                                                         ------      ------      ------      ------      ------
    Total distributions..............................     (2.69)      (0.53)      (2.74)      (1.30)      (0.44)
                                                         ------      ------      ------      ------      ------
Change in net asset value............................     (9.42)       4.23       (1.97)       1.03        1.55
                                                         ------      ------      ------      ------      ------
Net asset value, end of period.......................    $ 9.62      $19.04      $14.81      $16.78      $15.75
                                                         ======      ======      ======      ======      ======
    Total return(2)..................................    (38.99)%     32.49%       8.62%      15.53%      14.29%
Ratio/supplemental data:
  Ratio of expenses to average net assets............      1.06%       0.93%       0.97%       0.91%       0.89%
  Ratio of net investment income to average net
    assets...........................................      1.21%       1.22%       2.40%       2.21%       2.81%
  Portfolio turnover rate............................    246.70%      69.46%     137.51%      99.37%      86.44%
  Net assets, end of period (in millions)............    $   21      $   42      $   26      $   43      $   47

---------------
(1) Net investment income (loss) per share represents net investment income
    (loss) divided by the average shares of beneficial interest outstanding throughout each period.

(2) Total return is the percentage increase in value for a period, assuming initial investment at the day before the start of the period and assuming all dividends and distributions were reinvested and a redemption at the net asset value at the end of the period.

MARKET NEUTRAL FUND
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                             YEARS ENDED JUNE 30,
                                                            ------------------------------------------------------
                                                             2001        2000        1999        1998        1997
                                                             ----        ----        ----        ----        ----
Net asset value, beginning of period....................    $ 6.60      $ 5.72      $ 5.65      $ 6.70      $ 8.36
Income from investment operations
  Net investment income(1)..............................      0.30        0.23        0.23        0.23        0.29
  Net realized and unrealized gain(loss) on
    investments.........................................     (0.12)       0.86        0.01       (0.89)      (1.81)
                                                            ------      ------      ------      ------      ------
    Total from investment operations....................      0.18        1.09        0.24       (0.66)      (1.52)
                                                            ------      ------      ------      ------      ------
Less:
  Distributions from net investment income..............     (0.24)      (0.21)      (0.17)      (0.39)      (0.14)
  Distributions from net realized gains.................        --          --          --          --          --
                                                            ------      ------      ------      ------      ------
    Total distributions.................................     (0.24)      (0.21)      (0.17)      (0.39)      (0.14)
                                                            ------      ------      ------      ------      ------
Change in net asset value...............................     (0.06)       0.88        0.07       (1.05)      (1.66)
                                                            ------      ------      ------      ------      ------
Net asset value, end of period..........................    $ 6.54      $ 6.60      $ 5.72      $ 5.56      $ 6.70
                                                            ======      ======      ======      ======      ======
    Total return(2).....................................      2.58%      19.26%       4.29%     (10.08)%    (18.43)%
Ratio/supplemental data:
  Ratio of expenses to average net assets(3)............      2.13%       1.93%       1.45%       1.23%       1.20%
  Ratio of net investment income to average net
    assets(3)...........................................      4.46%       3.71%       3.46%       1.66%       3.86%
  Portfolio turnover rate...............................    497.77%     817.43%     104.92%     109.32%     457.57%
  Net assets, end of period (in millions)...............    $   15      $   22      $   18      $   28      $   68

GOVERNMENT MONEY MARKET FUND
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                          YEARS ENDED JUNE 30,
                                                         -------------------------------------------------------
                                                          2001        2000        1999        1998       1997(4)
                                                          ----        ----        ----        ----       -------
Net asset value, beginning of period.................    $ 1.00      $ 1.00      $ 1.00      $ 1.00      $ 1.00
Income from investment operations
  Net investment income..............................      0.05        0.05        0.05        0.05        0.05
                                                         ------      ------      ------      ------      ------
    Total from investment operations.................      0.05        0.05        0.05        0.05        0.05
                                                         ------      ------      ------      ------      ------
Less:
  Distributions from net investment income...........     (0.05)      (0.05)      (0.05)      (0.05)      (0.05)
    Total distributions
  Change in net asset value..........................      0.00        0.00        0.00        0.00        0.00
                                                         ------      ------      ------      ------      ------
Net asset value, end of period.......................    $ 1.00      $ 1.00      $ 1.00      $ 1.00      $ 1.00
                                                         ======      ======      ======      ======      ======
    Total return(2)..................................      5.49%       5.26%       4.70%       5.21%       5.02%
Ratio/supplemental data:
  Ratio of expenses to average net assets, without
    waivers..........................................      0.59%       0.51%       0.53%       0.52%       0.43%
  Ratio of expenses to average net assets, after
    waivers..........................................      0.50%       0.50%       0.50%       0.50%       0.43%
  Ratio of net investment income to average net
    assets...........................................      5.31%       5.10%       4.53%       5.08%       5.45%
  Net assets, end of period (in millions)............    $   40      $   38      $   44      $   43      $   39

---------------
(1) Net investment income (loss) per share represents net investment income
    (loss) divided by the average shares of beneficial interest outstanding throughout each period. Net investment income includes dividends on short positions; excluding such dividends, for the year ended June 30, 2001, net investment income was $0.35 per share.

(2) Total return for periods of less than one year are not annualized. Total return is the percentage increase in value for a period, assuming initial investment at the day before the start of the period and assuming all dividends and distributions were reinvested and a redemption at the net asset value at the end of the period.

(3) This ratio includes dividends on short positions. Excluding these dividends, for the year ended June 30, 2001, the ratio of expenses to average net assets would have been 1.31%, and the ratio of net investment income to average net assets would have been 5.28%.

(4) Operations commenced on July 2, 1996.

CERTAIN INVESTMENT PRACTICES

This section provides additional information about some of the principal investments and related risks of the Funds that are identified under "Fund Descriptions and Performance" above. It also describes characteristics and risks of additional securities and investment techniques that are not necessarily principal investments or strategies but which may be used from time to time by a Fund. Most of these securities and investment techniques are discretionary, which means that the portfolio managers can decide whether to use them or not. This Prospectus does not attempt to describe all of the various types of securities and investment techniques that may be used by the Funds. See "Investment Objectives and Policies" in the SAI for more detailed information about the matters described in this section and about other strategies and techniques that may be used by the Funds.

INVESTMENT GRADE DEBT SECURITIES. A security is considered investment grade if, at the time of its purchase, it is rated BBB or higher by Standard & Poor's, Baa or higher by Moody's Investor Services, BBB or higher by Fitch, or BBB or higher by Duff & Phelps. A security will be considered investment grade if it receives one of the above ratings, even if it receives a lower rating from other rating organizations. Fixed income and convertible securities purchased by the Growth and Income Fund will generally be rated at least investment grade at the time of purchase, except that the Fund may also invest in unrated securities if the Adviser or Subadviser believes that they are of comparable quality. Securities in the lowest category of investment grade have certain speculative characteristics and may be subject to higher risk of default than obligations with higher ratings. If a security is down-graded after being purchased by a fund to below investment grade, the Adviser or Subadviser will consider such an event in determining whether it should continue to be held.

SHORT SALES. The Market Neutral Fund will make short sales as part of its overall portfolio management strategy as a regular investment technique. The other Funds will not engage in short sales. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. A fund other than the Market Neutral Fund may only enter into short selling transactions if the security sold short is held in the fund's portfolio or if the fund has the right to acquire the security without the payment of further consideration. For these purposes, a fund may also hold or have the right to acquire securities which, without the payment of any further consideration, are convertible into or exchangeable for the securities sold short. Short sales expose a fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as "covering" the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the fund.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS. Each fund may purchase securities which it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the fund's other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a fund's overall investment exposure. Typically, no income accrues on securities a fund has committed to purchase prior to the time delivery of the securities is made, although a fund may earn income on securities it has segregated to cover these positions.

REPURCHASE AGREEMENTS. Each fund may enter into repurchase agreements, in which the fund purchases a security from a bank or broker-dealer that agrees to repurchase the security at the fund's cost plus interest within a specified time. If the party agreeing to repurchase should default, the fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Those funds whose investment objectives do not include the earning of income will invest in repurchase agreements only as a cash management technique with respect to that portion of its portfolio maintained in cash. Repurchase agreements maturing in more than seven days are considered illiquid securities.

RESTRICTED AND ILLIQUID SECURITIES. Each fund may invest in securities that are illiquid so long as not more than 15% of the value of the fund's net assets, taken at market value at the time of investment (10% in the case of the Government Money Market Fund), would be invested in such securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in the disposing of illiquid securities held by a fund, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a fund has valued the securities. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

INVESTING IN OTHER INVESTMENT COMPANIES. Under the 1940 Act, each fund may invest up to 5% of its total assets in securities of any one investment company and up to 10% of its total assets in securities of all other investment companies. As a shareholder of an investment company, a Fund may indirectly pay service and other fees which are in addition to the fees the Fund pays its own service providers.

ACTIVE TRADING. The length of time a fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a fund is known as "portfolio turnover." The Market Neutral Fund will engage in active and frequent trading of portfolio securities to achieve its investment objective and principal investment strategies, and the other Funds may trade actively during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals). The trading costs and tax effects associated with portfolio turnover may adversely affect a fund's performance. Certain funds that have recently retained a new subadviser or portfolio manager team and/or whose investment objectives and policies have recently changed, may experience increased portfolio turnover during the current fiscal year.

BORROWING. Each Fund may borrow from banks up to 5% of its total assets for temporary administrative or emergency purposes and this borrowing may be secured or unsecured. Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by appreciation of the securities held by a Fund. A Fund may also be required to maintain minimum average balances in connection with a borrowing or pay a commitment or other fee to maintain a line of credit.

SECURITIES LENDING. Each Lindner Fund other than the Communications Fund and the Government Money Market Fund may lend portfolio securities on a short-term basis to qualified financial institutions, but only in accordance with policies and procedures that are approved by the Trust's Board of Trustees. By reinvesting any cash collateral received in these transactions, a fund may realize additional income gains or losses. Loans will generally be short-term. Loans are subject to termination at the option of a Fund or the borrower. The Funds may pay reasonable fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or intermediary broker. Because there may be delays in the recovery of securities loaned, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties whose credit-worthiness is deemed satisfactory by the Adviser or the Subadviser. In addition, securities loans will only be made if, in the judgment the Adviser or the Subadviser, the consideration to be earned from such loans would justify the risk. The Adviser understands that it is the current view of the SEC staff that a fund may engage in securities loan transactions only so long as it complies with the conditions prescribed by the SEC, which are described in detail in the SAI.

The Funds may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this Prospectus. These securities and techniques may subject the Funds to additional risks. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Funds.

MANAGEMENT OF THE TRUST

The Trust is governed by a Board of Trustees that meets regularly throughout the year to review its activities, review contractual arrangements with companies that provide services to the Trust, and review each Fund's performance. The majority of Trustees are not affiliated with the Trust. The Trust is permitted to issue an unlimited number of full and fractional shares and to create an unlimited number of series of shares. Information about the Trustees and executive officers of the Trust may be found in the SAI.

INVESTMENT ADVISER

Lindner Asset Management, Inc. ("Lindner Management" or the "Adviser") serves as investment adviser for each of the Funds. Lindner Management also performs certain administrative services for the Funds. The Adviser's business address is 520 Lake Cook Road, Suite 381, Deerfield, Illinois 60015. The Adviser is registered as an investment adviser with the Securities and Exchange Commission. As of June 30, 2001, the Adviser managed approximately $626 million of assets. Lindner Management provides day-to-day portfolio management services for the Growth and Income

Fund, the Communications Fund and the Market Neutral Fund. The Adviser has appointed the following managers for these Funds:

       Growth and Income Fund:
         -- John F. Meara, Steven L. Finerty and Gary J. Orf, co-managers.

       Communications Fund:
         -- Thomas F. Lynch, manager.

       Market Neutral Fund:
         -- Jeffrey D. Fotta and Thomas F. Lynch, co-managers.

John F. Meara was employed by the Adviser on August 1, 2001. He received a BSBA degree in finance and real estate from the University of Missouri. Mr. Meara is employed as President of Argent Capital Management LLC, a registered investment adviser based in St. Louis, Missouri, a position he has held since 1998. Prior to that date he served from 1997 to 1998 as a portfolio manager for Commerce Bank, St. Louis, Missouri, and from 1995 to 1997 he was an investment analyst for American Express Financial Advisors. Mr. Meara is a Chartered Financial Analyst.

Steven L. Finerty was employed by the Adviser on August 1, 2001. He received a BS degree from Drake University and a JD degree from the University of Missouri. Mr. Finerty is employed as Chairman of Argent Capital Management LLC and as a senior equity adviser for Moneta Group Investment Advisors, Inc., a registered investment adviser based in St. Louis, Missouri. Mr. Finerty has been associated with the Moneta Group since 1986.

Gary J. Orf was employed by the Adviser on August 1, 2001. He received a BSBA degree in finance and an MBA degree from the University of Missouri. Mr. Orf has been employed since 1999 as Managing Director of Investments at Argent Capital Management LLC, where he primarily serves high net worth individuals. Prior to joining Argent Capital Management LLC, Mr. Orf was an equity analyst and portfolio manager for Firstar Bank, N.A., in St. Louis.

Jeffrey D. Fotta has been employed by the Adviser as a Vice President and portfolio manager since April 1999. He received a BA in Economics and Philosophy and an MBA in Finance from Boston College. He is a member of the Boston Security Analysts Society, the Association of Investment Management and Research, and the International Association of Financial Engineers. Mr. Fotta also teaches the core finance course at the Carroll Graduate School of Management at Boston College. Mr. Fotta has over 15 years of experience in fundamental analysis of equity securities as a founder and Managing Partner of Ernst Research and Management, LLC, located in Boston, Massachusetts. Mr. Fotta is a Chartered Financial Analyst.

Thomas F. Lynch has been employed by the Adviser as a portfolio manager since March 2000. He earned a BS degree in Computer Science and Mathematics from Boston College. Mr. Lynch has over 20 years of experience in macro and micro-economic modeling and computer programming. For the past eight years, he has been employed by Ernst Research & Management, LLC, developing research based on quantitative analysis, as well as several portfolio trading strategies and products. Mr. Lynch has extensive experience with the selection and optimization of equity positions for market neutral and long strategies. Mr. Lynch's previous experience includes managing and trading a hedge fund portfolio, as well as creating auditing tools used to analyze growth, profitability, and liquidity.

In addition, Lindner Management provides investment management services to the Large-Cap Growth Fund, the Small-Cap Growth Fund and the Government Money Market Fund through Subadvisers that are specially selected and qualified to manage those Funds.

MANAGER-OF-MANAGERS STYLE. Lindner Management intends to act as a "manager-of-managers" for the Funds, and to this end it has applied to the Securities and Exchange Commission for an order exempting it and the Funds from the provisions of the 1940 Act that require approval by a fund's shareholders for any new subadvisory contract or any material change in a subadvisory contract. As a "manager-of-managers", the Adviser has hired subadvisers to manage the assets of the Large-Cap Growth Fund, the Small-Cap Growth Fund and the Government Money Market Fund and the shareholders of each of those funds have approved the subadvisory contract for that fund. If the exemptive order is issued by the SEC, Lindner Management intends to seek out and hire additional subadvisers for the Growth and Income Fund, Communications Fund and Market Neutral Fund, with the approval of the Board of Trustees of the Trust, but it will not be required to seek shareholder approval in order to enter into contracts with any new unaffiliated subadvisers. The Adviser also anticipates that any new investment portfolios of the Trust that it will be responsible for managing in the future will also be managed in this style, through the use of subadvisers. Lindner Management remains responsible for the performance of all of the Lindner Funds, oversees the subadvisers to ensure compliance with a Fund's investment policies and guidelines, and monitors each subadviser's adherence to its investment style and performance results in order to recommend any changes in subadvisers to the Trust's Board of Trustees.

SUB-ADVISERS

CASTLEARK MANAGEMENT, LLC CastleArk Management, LLC ("CastleArk") is the Subadviser for the Large-Cap Growth Fund and the Small-Cap Growth Fund. CastleArk is an independent investment management company founded in 1999 that is a registered investment adviser, owned principally by Jerome A. Castellini and Edward A. Clark. Its principal offices are located at 101 North Wacker Drive, Chicago, Illinois 60606. The primary business of CastleArk is the management of small to large-cap equity portfolios and investment grade bonds for institutions and individuals. As Subadviser, CastleArk provides day-to-day portfolio management services to the Large-Cap Growth Fund and the Small-Cap Growth Fund. The Adviser has appointed the following portfolio co-managers for these Funds:

       Large-Cap Growth Fund:
         -- Jerome A. Castellini, Edward A. Clark and Robert S. Takazawa, co-managers.

       Small-Cap Growth Fund:
         -- Roger H. Stamper and Stephen J. Wisneski, co-managers.

Jerome A. Castellini received a BA degree in Economics from the University of Notre Dame and an MBA from the University of Chicago. Since founding CastleArk, Mr. Castellini has been primarily involved in the management of equity portfolios. From June 1989 until January 1999, Mr. Castellini was a director and a portfolio manager of mutual funds for the investment management firm of Loomis, Sayles & Co., L.P., with principal responsibilities for the management of that firm's large-cap and mid-cap growth products. From November 2000 until August 2001, Mr. Castellini was employed by Lindner Management as a co-manager of the Large-Cap Growth Fund.

Edward A. Clark earned a BA degree in Economics from Northwestern University and an MBA in Finance from DePaul University. From May 1990 until January 1999, Mr. Clark was a portfolio manager of mutual funds for the investment management firm of Loomis, Sayles & Co., L.P., with principal responsibilities for the management of its investment grade bond products. From November 2000 until August 2001, Mr. Clark was employed by Lindner Management as a co-manager of the Large-Cap Growth Fund.

Robert S. Takazawa, Jr., CFA, earned a BBA in Finance from the University of Notre Dame and an MBA in Finance from Northwestern University. Since August 1999, Mr. Takazawa has been employed as a Vice President of CastleArk Management, LLC, and has been primarily focused on large-cap companies. From June 1994 until July 1999, Mr. Takazawa was employed as a Vice President of Loomis, Sayles & Co., L.P., where he was responsible for co-managing its large-cap growth product. From June 1974 until May 1994, he was employed as a Senior Vice President of Kemper Financial Services, Inc., where he was responsible for its institutional equity products. Mr. Takazawa is a Chartered Financial Analyst. From November 2000 until August 2001, Mr. Takazawa was employed by Lindner Management as a co-manager of the Large-Cap Growth Fund.

Roger H. Stamper, CFA, earned a B.S. in Mathematics and an M.B.A. in Finance from Western Michigan University. Since November 1999 he has been employed by CastleArk Management, LLC, as a Vice President and has been primarily involved in the management of equity portfolios. From May 1998 until October 1999, Mr. Stamper was the President of Spyglass Asset Management, in Portage, Michigan, a registered investment adviser, where he was principally involved in the management of investment portfolios for individual clients. Prior to May 1998, Mr. Stamper was a Managing Director of First of America Investment Corporation, in Kalamazoo, Michigan, the investment adviser for the Parkstone Funds, a family of mutual funds, and in this capacity Mr. Stamper served as a portfolio manager for the Parkstone Small-Cap Fund. Mr. Stamper is a Chartered Financial Analyst. From November 2000 until August 2001, Mr. Stamper was employed by Lindner Management as a co-manager of the Small-Cap Growth Fund.

Stephen J. Wisneski, CFA, earned a BS in Civil Engineering from Michigan State University and an MBA in Finance from the University of Houston. Since November 1999 he has been employed by CastleArk Management, LLC, as a Vice President and has been primarily involved in the management of equity portfolios. From June 1988 until October 1999, Mr. Wisneski was the Chief Operating Officer of Spyglass Asset Management, in Portage, Michigan, a registered investment adviser, where he was principally involved in the management of investment portfolios for individual clients. From prior to 1996 until May 1998, Mr. Wisneski was a Vice President and Senior Portfolio Manager with First of America Investment Corporation, and he was employed in various capacities including client service, industry analysis and as a portfolio manager in the mid-cap and large-cap growth strategies. Mr. Wisneski is a Chartered Financial Analyst. From November 2000 until August 2001, Mr. Wisneski was employed by Lindner Management as a co-manager of the Small-Cap Growth Fund.

U.S. BANCORP PIPER JAFFRAY ASSET MANAGEMENT, INC. U.S. Bancorp Piper Jaffray Asset Management, Inc. ("USBPJAM"), is the Subadviser for the Government Money Market Fund. USBPJAM is a Delaware corporation that is wholly-owned by U.S. Bank, N.A., which in turn is wholly-owned by U.S. Bancorp. U.S. Bancorp is a regional, multi-state bank holding company headquartered in Minneapolis, Minnesota. U.S. Bancorp operates seven banks and 11 trust companies with banking offices in 28 states. U.S. Bancorp also has various other subsidiaries engaged in financial services. At March 31, 2001 on a pro forma combined basis, U.S. Bancorp and its consolidated subsidiaries had consolidated assets of more than $160 billion, consolidated deposits of more than $104 billion and shareholders' equity of more than $15 billion. Its shares of common stock are listed on the New York Stock Exchange and trade under the symbol USB. The offices of USBPJAM are located at 601 Second Avenue South, Minneapolis, Minnesota 55402. USBPJAM provides investment management services to mutual funds, individuals and institutions, including corporations, foundations, pensions and retirement plans. As of May 1, 2001, USBPJAM and its affiliates served as investment adviser or subadviser to over 60 separate investment portfolios and institutional and trust managed accounts that had total assets in excess of $116 billion.

COMPENSATION, EXPENSES AND LIMITATIONS

The Funds bear all expenses of their operations other than those incurred by the Adviser and the Subadvisers under their advisory and sub-advisory agreements, and those incurred by Lindner Management under its administration agreement with the Trust. In particular, each Fund pays investment management fees, administration fees, shareholder servicing fees and expenses, custodian and accounting fees and expenses, legal and auditing fees, expenses of printing and mailing prospectuses and shareholder reports, registration fees and expenses, proxy and meeting expenses and Trustees' fees and expenses.

In July 2001, shareholders of the Funds approved a new investment management agreement for the Funds. Under this new agreement, the Trust will pay the Adviser management fees, as a percentage of the average net assets of each Fund, as follows (before giving effect to any fee waivers described below):

                                                              MANAGEMENT FEES
                                                              ---------------
Growth and Income Fund --
  First $500 million of assets............................         0.70%
  Assets between $500 million and $1 billion..............         0.65%
  Assets over $1 billion..................................         0.60%
Large-Cap Growth Fund --
  First $500 million of assets............................         0.80%
  Assets between $500 million and $1 billion..............         0.75%
  Assets over $1 billion..................................         0.70%
Small-Cap Growth Fund --
  First $500 million of assets............................         0.95%
  Assets between $500 million and $1 billion..............         0.90%
  Assets over $1 billion..................................         0.85%
Communications Fund --
  First $500 million of assets............................         1.00%
  Assets between $500 million and $1 billion..............          .90%
  Assets over $1 billion..................................         0.85%
Market Neutral Fund.......................................         1.00%
Government Money Market Fund..............................         0.15%

The compensation payable to the Subadvisers is paid by the Adviser. No Fund is responsible for payment of any subadvisory fees. For the two fiscal years ending June 30, 2002 and 2003, the Adviser has agreed to waive a portion of its investment management fees and its administration fees, or to reimburse expenses, to the extent that a Fund's total expense ratio exceeds the expense limitation shown below for a particular Fund. After July 1, 2003, this fee waiver may be discontinued by the Adviser at any time. The expense limitations for the Funds are as follows:

                                                                MAXIMUM TOTAL
                                                              OPERATING EXPENSE
                                                              -----------------
Growth and Income Fund....................................          1.25%
Large-Cap Growth Fund.....................................          1.35%
Small-Cap Growth Fund.....................................          1.50%
Communications Fund.......................................          1.55%
Market Neutral Fund.......................................          2.18%
Government Money Market Fund..............................          0.50%

In addition to the above fee waivers, the Adviser has agreed to waive a portion of its management fee allowed under the current investment management agreement for those Funds that do not have subadvisers currently in place, in order that the management fee payable to the Adviser for these Funds will not exceed the prior management fee that was in effect for those Funds before the new investment management agreement and the "manager-of-managers" style were approved. These Funds, and the management fee currently payable to the Adviser for each (as a percentage of annual average net assets) are the Growth and Income Fund (0.54% fee) and the Communications Fund (0.70% fee).

PRICING OF SHARES FOR PURCHASE OR REDEMPTION

When you buy or redeem shares, the price of each share is its "net asset value" or "NAV." Each Fund determines the NAV of shares at the close of trading (usually 4:00 p.m., Eastern Time) on each day on which at least one of the following markets is open: the New York Stock Exchange, the American Stock Exchange, or the Nasdaq Stock Market. These markets are closed on most national holidays and on Good Friday. NAV is calculated separately for each Fund by adding the value of its securities, cash and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.

If the Fund receives your order to purchase, or your order for redemption, prior to the closing of the New York Stock Exchange, the Fund will process the transaction using the NAV calculated as of that day's close of business. For purchase orders received and shares tendered for redemption after the closing of the New York Stock Exchange, the Fund will determine NAV as of the closing on the following trading day.

The value of securities held by the Funds is calculated differently for different types of securities. Investments in securities traded on a national securities exchange or quoted on the Nasdaq National Market System are valued at the last reported sales price as of the close of the New York Stock Exchange. Securities for which no sale was reported on a particular day are valued at the mean between the last reported bid and asked prices. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Securities and assets for which quotations are not readily available are valued at fair value as determined pursuant to procedures approved by the Trustees.

The value of foreign securities is converted into U.S. dollars at the rate of exchange prevailing on the valuation date. Purchases and sales of foreign securities as well as income and expenses related to such securities are converted at the prevailing rate of exchange on the respective dates of such transactions.

Portfolio securities of the Government Money Market Fund are valued on an amortized cost basis, whereby a security is initially valued at its acquisition cost. Thereafter, a constant straight line amortization is assumed each day regardless of the impact of fluctuating interest rates. This procedure is designed to stabilize the net asset value per share at $1.00. Under most conditions, management of the Trust believes that this will be possible, but there can be no assurance that they can do so on a continuous basis.

PURCHASE OF SHARES AND SHAREHOLDER INQUIRIES

You may purchase shares directly from a Fund at the per share NAV. A Fund, at its discretion, may issue shares in exchange for publicly traded securities. Such an exchange will result in a taxable transaction to the person acquiring shares of a Fund. A Fund may similarly issue shares in connection with any merger or consolidation with or acquisition of the assets of any other investment company or trust.

MINIMUM PURCHASE AMOUNTS

The minimum investments for the Funds are as follows:

For opening a new account:

$2,000 if you are buying shares of any Fund.

$500 if you are buying shares of any Fund and you elect to participate in the Automatic Investment Plan.

$250 for Individual Retirement Accounts invested in any Fund.

For existing investors opening additional accounts in any Fund:

$500 if you maintain the minimum investment in at least one account.

$250 where additional accounts in any Fund will be registered as a Uniform Gift to Minors (UGMA) or a Uniform Transfer to Minors (UTMA).

For subsequent purchases:

$100 if you are buying shares of any Fund (except in the case of dividend reinvestment which has no minimum, and automatic purchase plan investments and payroll deduction investments, which have a $50 minimum).

ESTABLISHING A NEW ACCOUNT

In order to establish a new account with any of the Funds, you must submit a written "Share Purchase Application" to:

       Lindner Investments
       P. O. Box 701
       Milwaukee, Wisconsin 53201-0701

If you use an overnight form of delivery (e.g. Express Mail), you should address your application to:

       Lindner Investments
       c/o Firstar Mutual Fund Services, LLC
       615 East Michigan Street
       Milwaukee, Wisconsin 53202

You should direct inquiries regarding any other matter to the post office box address.

Applications to purchase shares may be rejected by the Trust and are not binding until accepted. The Trust will not accept applications unless they are accompanied by a check payable in U.S. dollars drawn on a U.S. bank, savings and loan or credit union. If your check is returned for insufficient funds, the Custodian may charge a $25 fee against your account and you will be responsible for any loss incurred by the Trust.

It is the Trust's policy not to accept applications under circumstances or in amounts considered disadvantageous for shareholders. Any accounts opened without a proper social security number or taxpayer identification number may be liquidated and distributed to the owner(s) of record on the first business day following the 60th day of investment, minus any backup withholding tax amount.

WITHHOLDING CERTIFICATION

Before the Trust will establish a new account or make registration changes to an existing account, you must certify to the Trust on the Share Purchase Application or on an Internal Revenue Service ("IRS") Form W-9 your social security or taxpayer identification number and certify that you are not subject to withholding of dividend payments. Each Fund is required by statute to withhold 31% of your distributions ("backup withholding") if:

      - you fail to certify as to your social security or taxpayer identification number;

      - you fail to certify that you are not subject to withholding;

      - the IRS notifies the Fund that you have furnished an incorrect taxpayer identification number; or

      - the IRS notifies the Fund that you have under reported interest or dividends in the past.

Dividends to shareholders who are non-resident aliens may be subject to a 30% United States withholding tax. If you are a non-resident alien shareholder, you should consult your tax adviser about the applicability of this withholding tax.

ADDITIONAL PURCHASES

You may buy additional Fund shares in the following ways:

BY MAIL

Fill out the remittance slip that is attached to your account confirmation statement, or write a letter indicating that you would like to purchase shares of any Fund. Please indicate the name(s) in which the account is registered and the account number. Include a check payable to the Fund in which you wish to invest (such as "Lindner Growth and Income Fund" or "Lindner Communications Fund") and mail to:

       Lindner Investments
       P. O. Box 701
       Milwaukee, Wisconsin 53201-0701

BY AUTOMATED CLEARING HOUSE (ACH)

You may request purchase of shares by Automated Clearing House (ACH), a free electronic transfer service that is used by thousands of individuals and corporations. It takes 15 days from the date we receive your request to establish ACH. Once ACH is in place, you may call or write to purchase shares via ACH. Your bank account will be debited for ACH purchases on the day of your order, and therefore ACH purchases should not exceed the current value of your bank account. Please make sure that the funds are available. A fee will be applied to all returned ACH purchases. Call the Trust at (800) 995-7777 for a form to establish ACH services. (See also "Automatic Investment Plan" and "Payroll Deduction.")

BY WIRE

You may purchase additional shares by wiring the amount of a purchase to the Trust's custodian, Firstar Bank, N.A. Prior to sending a wire, call the Trust at
(800) 995-7777. The wire must be received by 4:00 p.m., Eastern Time to receive that business day's closing price. Your bank may charge a fee to wire funds. For purchases under $1,000, we may deduct a $15 fee from the money wired.

BY TELEPHONE

If you elect to establish telephone privileges with the Trust on your Share Purchase Application, you may buy additional shares, in an amount not to exceed the current balance in your account, by calling the Trust at (800) 995-7777. Your purchase of shares will be recorded by the Trust at the time payment is actually received. If payment is not received, the order will be subject to cancellation and you will be responsible for any loss incurred.

The Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. So long as we follow these procedures, Lindner Management and the Trust will not be liable for losses, costs, or expenses for acting upon your telephone instructions, and Lindner Management will have authority, as agent, to redeem shares in your account to cover any such loss. As a result of this policy, you will bear the risk of any loss unless we have failed to follow these procedures.

ADDITIONAL INFORMATION ABOUT INVESTING IN THE FUNDS

Once you have mailed, telephoned or otherwise transmitted investment instructions to the Trust, they may not be modified or canceled. The Trust cannot accept investments specifying a certain price or date and will not honor such requests.

The Transfer Agent will send you a confirmation after each transaction affecting your account. Dividend payments and reinvestments are shown on your quarterly consolidated statement. You should bring any discrepancies to the Transfer Agent's attention within 30 days of receipt. The Transfer Agent will provide a listing of your account history, upon receipt of a written request signed by all account owners and a $5.00 fee for each account researched. Checks should be payable to the Fund in which you wish to invest (such as "Lindner Growth and Income Fund" or "Lindner Communications Fund"). All requests are completed on a first-come, first served basis. Due to extreme volume during certain times of the year, requests for account histories may take two to three weeks for delivery.

ISSUING CERTIFICATES

Certificates will not be issued for shares unless requested in writing. Certificates will be issued for full shares only and cannot be issued to a third party. Certificates are not available for IRA accounts or for shares in the Government Money Market Fund. You cannot redeem or exchange certificated shares unless you surrender the certificates to the Trust.

PURCHASING THROUGH THIRD PARTIES

You may purchase shares of a Fund through certain broker-dealers, financial institutions or other service providers ("Processing Intermediaries") who have been authorized to accept purchase and redemption orders on behalf of the Funds.

When you buy shares of a Fund in this way, the Processing Intermediary, rather than you, may be the shareholder of record. The Trust will be deemed to have received a purchase or redemption order when the Processing Intermediary receives the order. Broker-dealers or other financial institutions may be liable to you for any losses arising from their failure to timely communicate purchase orders to the Trust.

A purchase or redemption order made through a Processing Intermediary will be priced at a Fund's NAV next computed after the order is received by the Processing Intermediary. Processing Intermediaries may use procedures and impose restrictions in addition to or different from those applicable to shareholders who invest in a Fund directly. If you intend to invest in a Fund through a Processing Intermediary you should read the program materials provided by the Processing Intermediary in conjunction with this Prospectus.

Processing Intermediaries may charge fees or other charges for the services they provide to their customers. If you do not wish to receive the services of a Processing Intermediary, or pay the fees that may be charged for such services, you may want to consider investing directly with a fund. You may make direct purchases or sales of Fund shares without a sales or redemption charge, except as noted below under "Redemption of Shares -- Other Redemption Rules".

AUTOMATIC INVESTMENT PLAN

You may invest a specific amount of money on an automatic basis by authorizing the Funds to automatically withdraw money from your bank account on a designated date or dates during the month. You must invest at least $50 for each automatic investment. You may request to participate in the automatic investment plan by writing:

         Lindner Investments
         P.O. Box 701
         Milwaukee, Wisconsin 53201-0701

You should also direct any questions or inquiries regarding the plan to this address or by calling us as (800) 995-7777. If you want to change or discontinue your automatic investment plan, you must notify Lindner Investments in writing at least 15 days prior to the next scheduled investment date.

PAYROLL DEDUCTION

Many employers provide for payroll deduction allowing you to direct a portion of your pay to the investment option of your choice via ACH. Lindner Investments will accept your direct deposit in amounts of at least $50 for the purchase of shares in any of the Funds. If you want to use payroll deduction to invest, request the proper instructions that will be given to your employer from:

         Lindner Investments
         P.O. Box 701
         Milwaukee, Wisconsin 53201-0701

You should also direct any questions or inquiries regarding the plan to this address or by calling us as (800) 995-7777. You should also find out what prior notice your employer requires if you want to change or discontinue your payroll deduction choice.

REDEMPTION OF SHARES

You may sell all or any part of your shares to a Fund for redemption. The Trust redeems shares at the NAV per share as next computed after either (a) a written request is received "in good order" at the office of the Trust or (b) a telephone request is received by a Fund by a shareholder who has established Telephone Privileges. During the period prior to the time shares are redeemed, dividends on such shares accrue and are payable, and you are entitled to exercise all other rights of beneficial ownership. Once you have requested a redemption, you may not modify or cancel it. The value of shares on redemption may be more or less than their original cost, depending on the market value of the portfolio securities at the time of redemption.

In the case of recently purchased shares, proceeds will not be remitted until the Trust is satisfied that checks given in payment of shares being redeemed have cleared, which may take up to 15 days.

You may redeem shares in the following ways:

BY MAIL

By mailing a written request addressed to:

       Lindner Investments
       P. O. Box 701
       Milwaukee, Wisconsin 53201-0701

A written redemption request is "in good order" if it:

(1) is properly endorsed by all registered shareholders in the exact names in which the shares are registered; (2) is accompanied by properly endorsed share certificates, if any have been issued; and (3) states the following:

     - the name of the Fund,

     - the account number,

     - the exact name(s) of the shareholder(s) in which the account is registered as shown on the latest confirmation, and

     - the number of shares or dollar amount to be redeemed.

The following redemption requests must be in writing and must have signatures guaranteed (including the signatures on any share certificate) by a bank, trust company, savings and loan association, or a member of a national stock exchange (a notary public is not an acceptable guarantor):

     - redemptions on accounts that have requested an address change within the preceding two months;

     - redemptions for which the proceeds are to be sent to someone other than the registered shareholder(s) and/or to an address other than the address of record; or

     - redemptions for which the proceeds are to be wired and the wire instructions are different than those previously submitted.

The following redemptions must be in writing, but do not require a signature guarantee (unless one of the above circumstances applies):

     - all IRA accounts; and

     - redemptions of shares for which certificates have been issued.

IRA account redemptions must also be accompanied by IRS Form W-4P. IRA redemption requests not accompanied by Form W-4P will be subject to withholding. Additional documentation may be required from corporations, executors, administrators, trustees, or guardians.

If you have questions about which documents or instructions are necessary in order to redeem shares, please write, or call the Trust at (800) 995-7777.

BY TELEPHONE

You may call the Trust at (800) 995-7777 to request that the proceeds be mailed to you, provided that you have previously established Telephone Privileges with the Funds and have not requested an address change in the preceding two months. The Trust reserves the right to refuse telephone redemptions and may limit the dollar amount or the number of telephone redemptions. IRA accounts may not be redeemed by telephone.

The Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If we follow such procedures, Lindner Management and the Trust will not be liable for losses, costs, or expenses for acting upon your telephone instructions or for any unauthorized telephone redemption. As a result of this policy, you will bear the risk of any loss unless we have failed to follow these procedures.

REDEMPTION THROUGH THIRD PARTIES

If you redeem shares through Processing Intermediaries, those entities may charge a service fee. Processing Intermediaries may use procedures and impose restrictions in addition to or different from those applicable to shareholders who invest in a Fund directly. You should read the program materials provided by the Processing Intermediary. A Processing Intermediary has the responsibility of submitting a redemption request to the Trust prior to a Fund's next determination of NAV in order to obtain the redemption price that would be applicable if the request had been placed directly with the Trust. A Processing Intermediary may be liable to an investor for any losses arising from their failure to timely deliver redemption requests to the Trust.

DISBURSEMENT METHODS

BY MAIL

The Trust will normally disburse payment by check within five days after receiving your request for redemption. A charge of $15 will be deducted from your account if you request the check to be sent by overnight delivery.

The Trust may postpone the date of payment for redeemed shares, or the Trust's obligation to redeem shares may be suspended for:

     - any period during which the New York Stock Exchange is closed or trading is restricted;

     - any period during which an emergency exists which makes it impracticable for the Trust to sell a Fund's securities or to fairly determine the value of a Fund's net assets; or

     - such other periods as the SEC may order for the protection of shareholders.

BY WIRE TRANSFER

You may obtain the proceeds of a redemption by a bank wire transfer if you have previously established Wire Privileges with the Trust. Under normal circumstances, your proceeds will be posted to your bank account the business day following the date of the redemption. If the proceeds are wired to an account at a bank that is not a member of the Federal Reserve System, there could be a delay in crediting the funds to the bank account. A charge of $15 for domestic wires and a charge of $25 for foreign wires will be deducted from the amount being wired.

BY AUTOMATED CLEARING HOUSE ("ACH")

You may obtain the proceeds of a redemption by ACH if you have previously established ACH privileges with the Trust. Under normal circumstances, proceeds will be posted to your bank account the evening of the second business day following the date of the redemption. There are no fees for this service.

INVOLUNTARY REDEMPTION

In an attempt to reduce expenses, partly attributable to maintaining small accounts, the Trust reserves the right to redeem, upon 30 days' written notice, all of your shares if your account has an NAV of less than $2,000 due to your withdrawals. We will not redeem your shares if your account falls below this minimum due to a decline in market value of your investments. You may prevent involuntary redemption by making additional investments during the 30-day notice period that increase the value of your account to this minimum amount.

CHECKING PRIVILEGES (GOVERNMENT MONEY MARKET FUND ONLY)

Upon request, the Government Money Market Fund will provide each shareholder who maintains a minimum balance of $5,000 with checks drawn on the Government Money Market Fund that clear through Firstar Bank, N.A., Cincinnati, Ohio. This privilege does not constitute a banking function, and owning Government Money Market Fund shares is not equivalent to a bank checking account. When such a check is presented for payment, a sufficient number of whole and fractional shares in your account in the Government Money Market Fund will be redeemed to cover the amount of the check. Checks may only be written for $500 or more.

If you wish to use this method of redemption you must complete and file an authorization form which is available upon request. You should receive an initial supply of checks within three weeks of filing the form. If you bought the shares to be redeemed by check, the Fund may delay sending you the proceeds only until such time as it is reasonably assured that good payment has been collected for the purchase of such shares, which may be up to 15 days.

The Government Money Market Fund may refuse to honor checks whenever the right of redemption has been suspended or postponed or whenever the account is otherwise impaired. The Fund will charge a $15 service fee when a check is presented to redeem shares of the Government Money Market Fund in excess of the value of your account in the Government Money Market Fund. There is no other fee for using checks.

OTHER REDEMPTION RULES

Investing in a Lindner Fund should be a long-term investment strategy. Frequent trading and excessive account transactions can disrupt management of a Fund and increase the Fund's costs for all shareholders. To discourage short-term trading in the Lindner Funds, we will monitor accounts that are trading excessively, and Lindner Investments will charge a redemption fee of 1% of the amount being redeemed for redemptions that occur within 90 days of a purchase for all Lindner Funds other than the Government Money Market Fund. These fees will be paid to the Fund in order to help compensate long-term investors for the damage caused by market timers and day traders. The Adviser reserves the right to waive this redemption fee in appropriate circumstances. We also reserve the right to pay all or part of a redemption in kind (that is, in the form of securities held by a Fund) if we believe that a cash redemption would disrupt a Fund's operation or performance. Finally, we may postpone payment of a redemption request for up to seven calendar days at any time.

EXCHANGING AN INVESTMENT FROM ONE FUND TO ANOTHER

Subject to any applicable minimum initial investment requirements, you may exchange shares of one Fund for shares of any other Fund. Before exchanging shares, you should read the current prospectus describing the shares to be acquired. The exchange privilege is not designed to afford shareholders a way to play short-term swings in the market. Lindner Investments is not suitable for that purpose. The Trust reserves the right to limit the amount and frequency of exchanges between Funds in circumstances it deems disadvantageous to the Funds.

BY TELEPHONE

You may exchange shares by phone by calling us at (800) 995-7777 if you have established Telephone Privileges with the Trust and the account registrations and options (for example, automatic reinvestment of dividends) are identical.

BY MAIL

You may direct the Trust in writing to exchange shares. If the shares are owned by two or more persons, the request should be signed by each person. All signatures should be exactly as the name appears in the registration. Send your directions to Lindner Investments, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

ADDITIONAL INFORMATION ABOUT SHARE EXCHANGES

     - If the shares being surrendered for exchange are represented by a certificate, you must return the certificate to Lindner Management before the conversion can be made.

     - Once you have made an exchange request by telephone or mail, it is irrevocable and you may not modify or cancel it.

     - The value of the shares surrendered and the value of the shares acquired are the NAVs of such shares next computed after receipt of an exchange order.

     - Shares may not be exchanged unless you have furnished the Trust with the correct tax identification number and the certification required by the Internal Revenue Code and Regulations. See "Withholding Certification."

     - An exchange of shares is, for federal income tax purposes, a sale of the shares, on which you may realize a taxable gain or loss.

     - If the request is made by a corporation, partnership, trust, fiduciary, agent or unincorporated association, Lindner Management will require evidence satisfactory to it of the authority of the individual signing the request.

SYSTEMATIC WITHDRAWAL PLAN

A systematic withdrawal plan is available to you if you hold shares of a Fund whose total account value is at least $15,000 and you wish to withdraw fixed amounts of money from that Fund on a systematic basis. Withdrawals must be in amounts of $50 or more and may be made monthly or quarterly, at an annual rate not exceeding 40% of the value of your shares at the inception of your systematic withdrawal plan. If you participate in a systematic withdrawal plan, you may still make additional redemptions whenever you wish.

Under a systematic withdrawal plan, the Fund redeems shares as of the close of the first business day following the twentieth day of each month in which a withdrawal is made. Each redemption of shares will result in a gain or loss that you must report on your income tax return. Establishing a systematic withdrawal account constitutes an election by you to reinvest into the Fund all income dividends and capital gains distributions payable on your account.

To participate in the systematic withdrawal plan you must sign a form we will provide upon request and deposit any stock certificates subject to the plan. You may request to participate in the systematic withdrawal plan and ask questions about it by writing to:

       Lindner Investments
       c/o Firstar Mutual Fund Services, LLC
       615 East Michigan Street
       Milwaukee, Wisconsin 53202

You may terminate the systematic withdrawal plan at any time by written notice to the Funds.

INDIVIDUAL RETIREMENT ACCOUNTS ("IRAS")

IRAs are available to employed (including self-employed) persons and their non-employed spouses. A working spouse and a non-working spouse may contribute up to $2,000 for each person during each year, not to exceed the person's income for that year. You will be charged an annual administrative fee of $12.50 per IRA account, which you may pay separately by check. If the payment is due at the time the account is closed, the fee will be deducted from the withdrawal.

Contributions to an IRA must be postmarked no later than the due date of the tax return (without extensions) for the contribution year for which the contribution is being made. You must request withdrawals from an IRA in writing and include IRS Form W-4P with your request. IRA redemption requests not accompanied by Form W-4P will be subject to income tax withholding.

Firstar Bank, N.A., serves as Custodian for IRAs. The Custodian's fee and other information about IRAs are disclosed in documents including a Disclosure Statement that you must obtain from the Funds before investing in an IRA. You should consult your tax adviser regarding the appropriateness of investing in an IRA. Address written requests for applications to establish an IRA to:

       Lindner Investments
       P. O. Box 701
       Milwaukee, Wisconsin 53201-0701

DIVIDENDS, DISTRIBUTIONS AND TAXES

PAYMENT OF DIVIDENDS AND DISTRIBUTIONS

- Record Date: the date the Fund identifies its "shareholders of record" (shareholders entitled to receive the fund's dividend and/or capital gains distribution).

- Ex-Dividend Date: the date the dividend is deducted from the Fund's NAV. Also, the date dividends and/or capital gains are posted. This is normally the day after the Record Date.

- Payment Date (Payable Date): the date dividends and/or capital gains distributions are paid to shareholders.

The Large-Cap Growth Fund, the Small-Cap Growth Fund, the Communications Fund and the Market Neutral Fund declare annual dividends from net investment income each December. The Growth and Income Fund distributes substantially all of its net investment income in quarterly dividends generally declared in March, June, September and December, within 15 days after the record dates. All of the Funds distribute net realized capital gains, if any, in December.

For the Government Money Market Fund, at the end of each business day that the New York Stock Exchange and the Federal Reserve Banks are open, the Fund's net investment income is declared as a daily dividend to shareholders. Shareholders receive dividends in additional shares of the Government Money Market Fund unless they elect to receive cash. Reinvestment or payment of dividends is done monthly at the NAV of the Government Money Market Fund on the date paid. If you request cash payment, checks are mailed within five business days after the last day of each month.

The Funds may declare additional dividends from net investment income and from net realized capital gains in December. If a Fund declares a dividend and/or a capital gain distribution in October, November, or December and it is made payable during January of the following year, such payment is considered taxable income to the shareholder on December 31 of the year in which the dividend or distribution was declared.

Each Fund automatically reinvests dividends and capital gain distributions in Fund shares at the NAV determined on the day following the record date for such dividends or distributions, unless you provide written notice by the record date indicating your intention to receive such dividend or distribution in cash.

EFFECT OF DIVIDENDS AND DISTRIBUTIONS ON NAV

Any dividends or capital gains distributions paid shortly after you buy shares in a Fund will have the effect of reducing the per share NAV of your shares by the amount of the dividends or distributions. All or a portion of such dividends or distributions, although in effect a return of capital, are subject to taxes, which may be at ordinary income tax rates.

FEDERAL TAXATION OF DIVIDENDS AND DISTRIBUTIONS

Each Fund is not liable for federal income taxes to the extent it distributes its taxable income. Additionally, each Fund intends to distribute substantially all capital gains and ordinary income and thus avoid imposition of excise taxes.

You are generally liable for federal income taxes on the income dividends and capital gains distributions of each Fund (whether or not reinvested in the Fund). Distributions in any form may be subject to federal income tax.

Distributions are taxable as ordinary income to the extent derived from a Fund's investment income. Distributions of net capital gains may be taxable at different rates depending upon how long the Fund has held the assets. Distributions of capital gains are taxable to you based on how long a Fund has held a security, not on how long you have owned the Fund shares.

DIVIDENDS RECEIVED DEDUCTION

Each Fund will furnish, upon request, a confirmation to corporate shareholders reflecting the amount of dividends which do not qualify for the 70% dividends received deduction. None of the Government Money Market Fund's net investment income is expected to be derived from dividends, therefore, no part of any distribution from that Fund will be eligible for the dividends received deduction.

OTHER TAX CONSEQUENCES

In addition to the federal income tax consequences described above, there may be other federal, state or local tax considerations applicable to the circumstances of a particular investor. You are urged to consult your tax adviser about the effect of your investment in a Fund on your tax situation. You should also review with your tax adviser the effect of investments by the Government Money Market Fund in repurchase agreements; several states treat the income received by a mutual fund from repurchase agreements as income from sources other than securities of the United Sates Government or its agencies or instrumentalities, and such income may be subject to state income or intangibles taxes.

The foregoing discussion of tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, which are subject to change by legislative or administrative action.

DISTRIBUTION PLAN

Each Fund other than the Government Money Market Fund has approved a Distribution Plan ("Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund may pay distribution and other shareholder service related expenses of up to 0.25% each year of the Fund's average net assets. Because these fees are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Payments pursuant to the Distribution Plan may be made only to reimburse expenses incurred during a rolling 12-month period, subject to the annual limitation.

You can find additional information about the Lindner Funds in its Annual and Semi-Annual Reports to Shareholders and in the Statement of Additional Information ("SAI"). The Annual and Semi-Annual Reports to Shareholders include financial statements, detailed performance information, portfolio holdings, management's discussion of Fund performance, market conditions and investment strategies and, in the Annual Report only, the auditor's report. The SAI contains more detailed information on all aspects of the Funds and is incorporated by reference in (legally considered to be part of) this Prospectus. To request a free copy of the current Annual or Semi-Annual Report to Shareholders or the current SAI, or to obtain other information about a Fund, write or call:

LINDNER INVESTMENTS

520 Lake Cook Road, Suite 381
Deerfield, Illinois 60015
Phone: (800) 995-7788
Fax: (847) 945-7281
Internet Website:
  http://www.lindnerfunds.com

You can visit the SEC's Internet Web site (http://www. sec. gov) to view the SAI, material incorporated by reference, and other information. You can also obtain copies of this information, by visiting the SEC's Public Reference Room in Washington, D.C. (phone -- 1-202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington DC 20549-0102. You may also obtain information, after paying a duplicating fee, by electronic request at: publicinfo@sec.gov.

PROSPECTUS DATED
AUGUST 31, 2001

                                                                  [LINDNER LOGO]

                           TICKER SYMBOLS
                           --------------
GROWTH AND INCOME FUND:             LDDVX
LARGE-CAP GROWTH FUND:              LDNRX
SMALL-CAP GROWTH FUND:              LDRSX
COMMUNICATIONS FUND:                LDUTX
MARKET NEUTRAL FUND:                LDNBX
GOVERNMENT MONEY MARKET FUND:       LDGXX

INVESTMENT ADVISER AND
ADMINISTRATOR:
Lindner Asset Management, Inc.

CUSTODIAN:
Firstar Bank, N.A.

DISTRIBUTOR:
Quasar Distributors, LLC

TRANSFER AGENT:
Firstar Mutual Fund Services, LLC

COUNSEL:
Dykema Gossett PLLC

INDEPENDENT AUDITORS:
Deloitte & Touche LLP

Investment Company Act File No. 811-7932

                                     PART B










                               LINDNER INVESTMENTS

                       STATEMENT OF ADDITIONAL INFORMATION

                                       for
                                     SHARES
                                       of
                         LINDNER GROWTH AND INCOME FUND
                          LINDNER LARGE-CAP GROWTH FUND
                          LINDNER SMALL-CAP GROWTH FUND
                           LINDNER COMMUNICATIONS FUND
                           LINDNER MARKET NEUTRAL FUND
                      LINDNER GOVERNMENT MONEY MARKET FUND



This Statement of Additional Information ("Statement of Additional Information" or "SAI") is not a Prospectus and should be read in conjunction with the Lindner Investments (the "Trust") Prospectus dated August 31, 2001, which incorporates this SAI by reference (i.e., legally makes this a part of the Prospectus). Because this Statement of Additional Information is not itself a prospectus, no investment in shares of the Funds should be made solely upon the information contained herein. Copies of the Prospectus may be obtained by writing Lindner Investments c/o Firstar Mutual Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or by calling (800) 995-7777.

The Trust's Annual Report to Shareholders for the fiscal year ended June 30, 2001, which has been distributed to shareholders of each Fund pursuant to
Section 30(d) of the Investment Company Act of 1940, is hereby incorporated into this Statement of Additional Information by reference. A copy of the Annual Report will be provided without charge by writing Lindner Investments c/o Firstar Mutual Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or by calling (800) 995-7777.


                                 August 31, 2001

                                TABLE OF CONTENTS

LINDNER INVESTMENTS AND THE FUNDS.................................................................................3
         Lindner Investments......................................................................................3
         The Funds................................................................................................3
INVESTMENT POLICIES AND RESTRICTIONS..............................................................................3
         Fundamental Investment Policies and Restrictions.........................................................3
         Operating (Non-Fundamental) Investment Policies and Restrictions.........................................5
         Principal Investment Techniques and Types of Securities..................................................5
         Other Investment Techniques and Types of Securities......................................................7
MANAGEMENT OF THE TRUST..........................................................................................14
         Compensation............................................................................................15
         Code of Ethics..........................................................................................15
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES..............................................................16
INVESTMENT ADVISORY AND OTHER SERVICES...........................................................................16
         Controlling Persons.....................................................................................16
         Investment Management Services Provided by the Adviser..................................................17
         Adviser Compensation and Fee Waivers....................................................................17
         Subadvisers.............................................................................................19
         Transfer Agent..........................................................................................19
         Administrator...........................................................................................20
         Distributor; Distribution Plan..........................................................................21
         Custodian and Independent Auditors......................................................................22
BROKERAGE ALLOCATION.............................................................................................23
PURCHASE, REDEMPTION AND PRICING OF SECURITIES...................................................................25
SPECIMEN PRICE MAKE-UP SHEET.....................................................................................26
         All Funds Other Than Government Money Market Fund.......................................................26
         Government Money Market Fund............................................................................27
ADDITIONAL PERFORMANCE INFORMATION...............................................................................28
         All Funds Other Than Government Money Market Fund.......................................................28
         Government Money Market Fund............................................................................29
FINANCIAL STATEMENTS.............................................................................................30
CERTAIN OTHER MATTERS............................................................................................30
         Liability of Trustees and Others........................................................................30
         Taxation of the Trust...................................................................................30
         Description of Series and Shares........................................................................30
         Registration Statement..................................................................................32
APPENDIX--DESCRIPTION OF BOND RATINGS............................................................................33

                        LINDNER INVESTMENTS AND THE FUNDS

LINDNER INVESTMENTS

Lindner Investments (the "Trust") is an unincorporated business trust organized under the laws of Massachusetts under a Declaration of Trust dated July 20, 1993. The Declaration of Trust permits the Trust to issue an unlimited number of full and fractional shares of beneficial interest, to create an unlimited number of series of shares and to create an unlimited number of classes of one or more series of shares. Each series, or fund, of the Trust represents a separate portfolio of securities and other assets with its own investment objectives and policies. The assets and liabilities of each fund belong only to, and are borne only by, that particular fund and no other fund. The Trust presently offers shares of beneficial interest in six separate series: Lindner Growth and Income Fund, Lindner Large-Cap Growth Fund, Lindner Small-Cap Growth Fund, Lindner Communications Fund, Lindner Market Neutral Fund and Lindner Government Money Market Fund (each a "Fund" and collectively the "Funds").

THE FUNDS

Each Fund is classified as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), commonly known as a "mutual fund." Each Fund other than the Communications Fund is further classified a "diversified" mutual fund, which means that with respect to 75% of a Fund's total assets, that Fund will not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. The Communications Fund is classified as a "non-diversified" mutual fund, which allows it to invest more than 5% of its total assets in any one company in appropriate situations, but at present the Adviser intends to operate the Communications Fund as a diversified mutual fund.

                      INVESTMENT POLICIES AND RESTRICTIONS

The following investment policies and restrictions supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or restriction states a maximum percentage of a Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined at the time of the Fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and restrictions.

FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS

The following investment policies and restrictions are matters of fundamental policy and may not be changed without the approval of the holders of the lesser of (a) 67% of the shares of the Fund at a meeting at which more than 50% of the shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund.


         1. The Funds will not issue senior securities or borrow money except that (a) each Fund may borrow money from banks of up to 5% of net assets for temporary or emergency purposes and not for investment leveraging and (b) each Fund, other than the Government Money Market Fund, may also borrow money from banks and use the proceeds from such borrowings for investment purposes in amounts up to 33-1/3% of its total assets at the time of a borrowing (including the amounts borrowed), and pledge its assets to the extent required by any lender (including purchases of securities on margin). However, as a non-fundamental operating policy, the Board of Trustees has imposed a restriction on such bank borrowings for investment purposes to not more than 5% of a Fund's total assets. This operating restriction may be changed by the Board of Trustees without approval or action by the shareholders of the affected Fund or Funds.

         2. The Funds will not underwrite securities of other issuers, except when a Fund may be deemed to be an underwriter as defined in the Securities Act of 1933 in connection with the disposition of a restricted security or a Rule 144A security.

         3. None of the Funds except the Communications Fund will invest more than 25% of its total assets in securities issued by companies in the same industry.

         4. None of the Funds will purchase or sell commodities or commodity contracts.

         5. None of the Funds will purchase or sell interests in real estate (including limited partnership interests) or interests in real estate mortgage loans, except that each Fund other than the Communications Fund and the Government Money Market Fund may invest up to 15% of its total assets in securities representing interests in real estate investment trusts ("REITs") whose shares are listed for trading on a national securities exchange or eligible to be quoted in the Nasdaq Stock Market.

         6. The Funds will not make loans to other persons, other than loans of portfolio securities. For purposes of this restriction, the purchase of notes, bonds or other evidence of indebtedness, or the entry into repurchase agreements are not considered loans.

         7. None of the Funds will purchase illiquid securities in excess of 15% of net assets (10% of net assets in the case of the Government Money Market Fund) at the time of purchase, or securities whose sale would not be permitted without registration under the Securities Act of 1933 (the "1933 Act"), other than securities qualifying as Rule 144A Securities under the 1933 Act. For purposes of this restriction, illiquid securities include indebtedness of companies originally incurred in connection with a loan from a bank, insurance company or other financial institution, mortgage derivative Interest Only securities and repurchase agreements with maturities of more than seven days.

         8. The Growth and Income Fund, Large-Cap Growth Fund, Small-Cap Growth Fund, Communications Fund and Market Neutral Fund may not invest more than 25% of their total assets in Rule 144A Securities. The Government Money Market Fund will not invest in Rule 144A Securities.

         9. None of the Funds, other than the Communications Fund, will purchase securities of any issuer if immediately thereafter more than 5% of its total assets at market would be invested in the securities of any one issuer, other than the U.S. Government, its agencies or instrumentalities. The Communications Fund may invest more than 5% of its total assets in the securities of any one issuer.

OPERATING (NON-FUNDAMENTAL) INVESTMENT POLICIES AND RESTRICTIONS

The following investment policies and restrictions have been approved by the Board of Trustees as operating policies, which means that the Board of Trustees may change any or all of these policies without a vote or approval by the shareholders of the Fund or Funds affected by the policy or restriction:

         1. None of the Funds other than the Market Neutral Fund will make short sales of securities unless at the time of such short sale the Fund owns or has the right to acquire, as the result of the ownership of convertible or exchangeable securities or a pending merger or acquisition (and without payment of additional consideration) an approximately equal amount of such securities that it will retain so long as the Fund is in a short position (commonly known as short sales "against the box"). If such a pending merger or acquisition does not occur, or if a Fund disposes of such convertible or exchangeable securities, the Fund will cover the short position at the soonest possible time. The Market Neutral Fund intends to make short sales even if it does not own or have the right to acquire the underlying security.

         2. The Growth and Income Fund, Large-Cap Growth Fund, Small-Cap Growth Fund, Communications Fund and Market Neutral Fund may invest up to 5% of total assets in the purchase of put options for hedging purposes only, not for speculative purposes. None of these Funds may sell put or call options or any combination of put and call options.

PRINCIPAL INVESTMENT TECHNIQUES AND TYPES OF SECURITIES

The following information contains more detailed information about the principal types of investments in which a Fund may invest, the principal investment strategies that the Adviser or a subadviser may employ in pursuit of a Fund's investment objective and a summary of the related risks.

COMMON STOCKS. Common stocks represent an equity or ownership interest in a company that entitles the holder to a pro rata share of the profits of the company, if any, without preference over any other shareholder or class of shareholders. In the event a company is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock. Common stock usually carries with it the right to vote and frequently an exclusive right to vote.

PREFERRED STOCK. Preferred stock is a class of equity or ownership in a company that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends or in the distribution of assets in the event of a liquidation of the company. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Dividends on preferred stock may be cumulative, meaning that in the event an issuer fails to make one or more regularly scheduled dividend payments no dividends may be paid on its common stock until the unpaid preferred stock dividends have been paid. Preferred stock may also be subject to optional or mandatory redemption provisions. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of debt securities (such as bonds, notes or debentures) take precedence over the claims of those who own preferred and common stock.

CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the



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

underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party. Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

DEBT SECURITIES. Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities are sold at a discount from their face values. Debt securities include corporate bonds, notes and debentures, debt obligations issued by the U.S. government or its agencies or by state and local governmental authorities, and mortgage and other asset-backed securities issued by certain U.S. governmental agencies.

INVESTMENT-GRADE DEBT SECURITIES. Investment-grade debt securities are medium and high-quality debt securities. Some may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. A debt security is considered to be investment-grade if it is rated at least BBB by Moody's Investors Service or at least Baa by Standard & Poor's, or is unrated but considered to be of equivalent quality by the Adviser or a subadviser. See the Appendix to this Statement of Additional Information for a description of these ratings.

SHORT SALES The Market Neutral Fund will seek to neutralize the exposure of its long equity positions to general equity market risk and to realize additional gains through short sales. Short sales are transactions in which the Market Neutral Fund sells a security it does not own in anticipation of a decline in the value of that security relative to the long positions held by the Market Neutral Fund. To complete such a transaction, the Market Neutral Fund must borrow the security to make delivery to the buyer. The Market Neutral Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Market Neutral Fund. Until the security is replaced, the Market Neutral Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Market Neutral Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Market Neutral Fund's custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. The Market Neutral Fund also will incur transaction costs in effecting short sales.

Short sales have certain special risks associated with them. For example, the Market Neutral Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Market Neutral Fund replaces the borrowed security. There can be no assurance that the Market Neutral Fund will be able to close out the position at any particular time or at an acceptable price. The Market Neutral Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Market Neutral Fund may be required to pay in connection with a short sale. Although the Fund's gain is limited to the amount at which it sold a security short, less the price of the borrowed security, the Fund's loss is potentially unlimited, since the price of a security sold short could theoretically rise indefinitely.

Until the Market Neutral Fund replaces a borrowed security in connection with short sales, the Market Neutral Fund will: (a) maintain daily a segregated account containing cash or U.S. Government securities, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short; or (b) otherwise cover its short position.

In addition, the Growth and Income Fund, Large-Cap Growth Fund, Small-Cap Growth Fund, Communications Fund and Market Neutral Fund also may make short sales "against the box," which occurs when a security identical to one owned by the Fund is borrowed and sold short. If a Fund enters into a short sale against the box, it is required to segregate securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and is required to hold such securities while the short sale is outstanding. A Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

OTHER INVESTMENT TECHNIQUES AND TYPES OF SECURITIES

The following information contains more detailed information about other, non-principal, types of investments in which a Fund may invest, and other investment strategies that the Adviser or a subadviser may employ in pursuit of a Fund's investment objective and a summary of the related risks.

HIGH-RISK, HIGH-YIELD, LOWER-RATED DEBT SECURITIES ("JUNK BONDS"). All of the Funds other than the Government Money Market Fund may from time to time invest in lower-rated, high-yield/high-risk securities rated BB or lower by S&P or Ba or lower by Moody's, and that may have poor protection of payment of principal and interest. See the Appendix to this Statement of Additional Information for a description of these ratings. These securities often are considered to be speculative and to involve greater risk of default or price changes due to changes in the issuer's credit-worthiness. However, the Adviser does not anticipate that a material amount of assets of any of the Funds will be invested in junk bonds during the foreseeable future. Market prices of these securities may fluctuate more than higher-rated debt securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. These junk bonds are subject to certain risks that may not be present with investments in higher grade securities, including the following:

         - High Yield Bond Market. Generally, it should be recognized that an economic downturn is likely to have a negative effect on the junk bond market and on the value of junk bonds held by the Funds, as well as on the ability of the issuers to repay principal and interest on their borrowings.

         - Sensitivity to Interest Rate and Economic Changes. Although prices of junk bonds may be less sensitive to interest rate changes than higher-rated investments, junk bonds are generally more sensitive to adverse economic changes or individual corporate developments. During a strong economic downturn or a substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. Accordingly, there could be a higher incidence of default. This would adversely affect the value of junk bonds and a Fund's net asset value. In addition, if the issuer of a security defaulted, the Funds might incur additional expenses to seek recovery. Periods of economic uncertainty also increase volatility of market prices of junk bonds and a Fund's resulting net asset value.

         - Payment Expectations. Generally, when interest rates rise, the value of bonds, including junk bonds, tends to decrease; when interest rates fall, the value of bonds tends to increase. If an issuer of a high-yield security containing a redemption or call provision exercises either provision in a declining interest rate market, a Fund would have to replace the security, which could result in a decreased return for holders of shares in a Fund. Conversely, if a Fund were to experience unexpected net redemptions in a rising interest rate market, they might be forced to sell certain securities, regardless of investment merit. This could result in decreasing the assets to which a Fund's expenses could be allocated and a reduced rate of return for the Fund.

         - Liquidity and Valuation. Junk bonds are typically traded among a smaller number of broker-dealers rather than in a broad secondary market. Purchasers of junk bonds tend to be institutions, rather than individual investors, a factor that further limits the secondary market. To the extent that no established retail secondary market exists, many junk bonds may not be as liquid as higher grade bonds. The ability of a Fund to value or sell junk bonds will be adversely affected to the extent that such securities are thinly traded or illiquid. During such periods, there may be less reliable objective information available and, therefore, the responsibility of the Trust's Board of Trustees to value junk bonds becomes more difficult, with judgment playing a greater role.

Since the risk of default is higher for junk bonds, the research and credit analysis of the Adviser or a subadviser are an integral part of managing securities of this type that are held by the Funds. In considering investments for the Funds, the Adviser or a subadviser attempts to identify those issuers of junk bonds whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. The analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer. In addition, the Funds may choose, at their expense or in conjunction with others, to pursue litigation or otherwise exercise their rights as holders of debt securities if they determine this course of action to be in the best interest of their shareholders.

REPURCHASE AGREEMENTS. The Funds may invest in repurchase agreements. A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement (generally by a bank or dealer) to repurchase that security back from the fund at a specified price and date or upon demand. This



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


technique offers a method of earning income on idle cash. The repurchase agreement is effectively secured by the value of the underlying security. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause the Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Fund may encounter delays and incur costs in liquidating the underlying security. As an operating policy, the Funds will not invest in repurchase agreements maturing in more than seven days.

SECURITIES OF REAL ESTATE INVESTMENT TRUSTS. Each Fund other than the Communications Fund and Government Money Market Fund may invest in equity securities or debt obligations issued by real estate investment trusts ("REITs"). Equity REITs own real estate properties, while mortgage REITs make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of REITs are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.

FOREIGN INVESTMENTS. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments. Foreign markets and regulatory systems may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It also may be difficult to enforce legal rights in foreign countries.

Foreign investing also involves political and economic risks. Foreign investments may be adversely affected by actions of foreign governments, including expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. No assurance can be given that the Adviser or a subadviser will be able to anticipate or counter these potential events. The Funds may invest in American Depository Receipts and European Depository Receipts ("ADRs" and "EDRs"), which are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a banker or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies.

For the Communications Fund, holdings in foreign securities are limited to 35% of total assets, including a limit of 10% of total assets in securities primarily traded in the markets of any one country. As operating policies, the Large-Cap Growth Fund and the Small-Cap Growth Fund may invest up to 25% of



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

total assets in foreign securities; however, these limitations are not fundamental policies and may be changed without the consent of the holders of the majority of the Fund's outstanding voting securities. However, the Adviser does not anticipate that a material amount of assets of any of the Funds will be invested in foreign securities during the foreseeable future.

LEVERAGE. As described above, each Fund other than the Government Money Market Fund has the ability to borrow money and use the borrowings for investment purposes ("leverage"). Leveraging creates an opportunity for increased net income and capital appreciation but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of a Fund's shares and in the yield on a Fund's portfolio. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. Leveraging will create interest expense for the Fund which can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay, the Fund's net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed monies is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than if leveraging were not used, and therefore the amount available for distribution to stockholders as dividends will be reduced.

Borrowing may not exceed the limits established from time to time by the Board of Trustees. If, due to market fluctuations or other reasons, a Fund must sell securities to repay borrowings, the Fund may have to do so at a time when it is disadvantageous.

ILLIQUID INVESTMENTS. Each Fund other than the Government Money Market Fund may invest a portion of assets in illiquid investments. Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Difficulty in selling securities may result in a loss or may be costly to the Fund. Under the supervision of the Board of Trustees, the Adviser or a subadviser determines the liquidity of investments and, through reports from the Adviser or a subadviser, the Board monitors trading activity in illiquid investments. In determining the liquidity of investments, the Adviser or a subadviser may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers in the marketplace, (iii) dealer undertakings to make a market, (iv) the nature of the security, and (v) the nature of the marketplace for trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letter of credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset a Fund's rights and obligations relating to the investment). Investments currently considered to be illiquid include over-the-counter options, non-government stripped fixed-rate mortgage-backed securities, Interest Only mortgage derivative securities and any other restricted or foreign securities determined by the Adviser or a subadviser to be illiquid. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by the Board of Trustees. If through a change in value, net assets, or other circumstances, a Fund were in a position where more than the permitted percentage of its net assets is invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

RESTRICTED SECURITIES. Restricted securities are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a Fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security. Restricted securities may also be illiquid securities (see above).

SECURITIES LENDING. Each of the Funds, other than the Communications Fund and the Government Money Market Fund, may lend portfolio securities to certain institutional borrowers of securities and may invest the cash collateral and obtain additional income or receive an agreed upon amount of interest from the borrower. Loans will generally be short-term. Loans are subject to termination at the option of a Fund or the borrower. The Funds may pay reasonable fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or intermediary broker. Because there may be delays in the recovery of securities loaned, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties whose credit-worthiness is deemed satisfactory by the Adviser or a subadviser. In addition, securities loans will only be made if, in the judgment the Adviser or a subadviser, the consideration to be earned from such loans would justify the risk. The Communications Fund and the Government Money Market Fund may not lend portfolio securities.

The Adviser understands that it is the current view of the SEC staff that the Funds may engage in securities loan transactions only under the following conditions: (1) the Funds must receive 100% collateral in the form of cash, cash equivalents (e.g., U.S. Treasury bills or notes) or other high grade liquid debt instruments from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) exceeds the value of the collateral; (3) after giving notice, the Funds must be able to terminate the loans at any time; (4) the Funds must receive reasonable interest on the loans or flat fees from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loans and to any increase in market value; (5) the Funds may pay only reasonable custodian fees in connection with the loans; (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loans or by entering into alternative arrangements with the borrower; and (7) the Board of Trustees makes arrangements to vote or consent with respect to a material event affecting the securities on loan. Cash received through loan transactions may be invested in any security in which the Funds are authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market risks.

SECURITIES OF OTHER INVESTMENT COMPANIES. Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. The extent to which a fund can invest in securities of other investment companies is limited by federal securities laws.

WHEN-ISSUED SECURITIES. Each Fund may purchase securities on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. Although a Fund will only purchase securities on a when-issued basis with the intention of actually acquiring the securities, the Fund may sell these securities before the settlement date if it is deemed advisable.

Securities purchased on a when-issued basis and the securities held by a Fund are subject to changes in market value based upon the public's perception of the credit-worthiness of the issuer and changes, real or anticipated, in the level of interest rates (which will generally result in similar changes in value, i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent a Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of the Fund's assets will vary more than otherwise. Purchasing a security on a when-issued basis can involve a risk that the yields available in the market when the delivery takes place may be higher than those obtained on the security so purchased.

A separate account consisting of cash or liquid high-grade debt securities equal to the amount of the when-issued commitments will be established with the Fund's portfolio securities custodian, and marked to market daily, with additional cash or liquid high grade debt securities added when necessary. When the time comes to pay for when-issued securities, the Fund will meet its obligations from then available cash flow, sale of securities held in the separate account, sale of other securities or, although they would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or less than the Fund's payment obligations). Sale of securities to meet such obligations carries with it a greater potential for the realization of capital gain or loss.

WARRANTS. Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

PURCHASING PUT AND CALL OPTIONS. Each Fund other than the Government Money Market Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. This protection is provided during the life of the put option since the Fund, as holder of the option, obtains the right (but not the obligation) to sell the option's underlying security at a fixed strike price, regardless of any decline in the underlying security's price. To obtain this right, a Fund will pay a market price for the option, known as the option premium. A Fund that buys a put option can expect to realize a gain if the price of the underlying security falls substantially. However, if the underlying security's price does not fall enough to offset the cost of purchasing the option, the Fund can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. This hedge protection is provided during the life of the call option since the Fund, as holder of the call option, obtains the right (but not the obligation) to buy the option's underlying security at a fixed strike price, regardless of any increase in the underlying security's price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.

Options can have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts; however, a Fund will only purchase exchange-traded or OTC put options on exchange-traded securities or on recognized securities indices (such as the S&P 500 Index) for hedging purposes. The Board of Trustees has approved investments by certain Funds only in put or call

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options on specific securities or on indices of securities prices. A Fund may terminate its position in a put or call option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale or purchase of the underlying instrument at the strike price, which may be higher or lower than the current market price. The Fund also may terminate a put or call option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

LIQUIDITY OF OPTIONS. No assurance can be given that a liquid secondary market will exist for any particular options at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying security's current price. In addition, exchanges may establish daily price fluctuation limits for options, and may halt trading if an option's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for an option is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a Fund to continue to hold a position until expiration regardless of changes in its value. As a result, a Fund's access to other assets held to cover its options also could be impaired.

OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options (i.e., options not traded on exchanges) ("OTC options"), generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. The risk of illiquidity also is greater with OTC options, since these options generally can be closed out only by negotiation with the other party to the option.

ASSET COVERAGE FOR OPTIONS POSITIONS. A Fund must comply with guidelines established by the Securities and Exchange Commission with respect to coverage of options by mutual funds, and if the guidelines so require will segregate cash and/or appropriate high-grade liquid debt assets in the amount prescribed. Segregated securities cannot be sold while the option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.

GENERAL; PORTFOLIO TURNOVER

There is no assurance that a Fund will meet its investment objective or that there will not be substantial losses in any given investment. Also, at any time, the value of a Fund's shares may be more or less than an investor's cost. Under normal circumstances, the portfolio turnover rate for each Fund other than the Market Neutral Fund is anticipated to be less than 75% per year. The portfolio turnover rate for the Market Neutral Fund will be substantially higher than this and could be as high as 1,000% per year. The portfolio turnover rates for the Large-Cap Growth, Small-Cap Growth, Growth and Income and Communications Funds exceeded these objectives for the year ended June 30, 2001, due to significant changes in each Fund's portfolio that were deemed appropriate by the Adviser's new portfolio management group. A Fund's portfolio turnover rate will be calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average value of the portfolio securities owned during the fiscal year. To the extent short-term trading results in the realization of short-term capital gains, shareholders will be taxed on such gains at ordinary income tax rates. Increased portfolio turnover

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necessarily results in correspondingly higher costs including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities, and may result in the acceleration of taxable gains.

                             MANAGEMENT OF THE TRUST

The Trustees of the Trust are responsible for generally overseeing the conduct of each Fund's business. The Officers and Trustees of the Trust are listed below, together with information regarding their principal business occupations during at least the past five years and their ages. Each of the Trustees of the Trust was elected as a trustee at the inception of the Trust in 1993 and has served continuously since that date. Trustees who are "interested persons" of the Trust, as defined in Section 2(a)(19) of the 1940 Act, are indicated with an asterisk.

                                    POSITION(S)
                                    HELD WITH        PRINCIPAL OCCUPATION(S)
NAME, AGE AND ADDRESS               THE TRUST        DURING PAST FIVE YEARS
---------------------               ---------        ----------------------
Doug T. Valassis*, 49               Chairman         Chairman and Trustee of the Trust.  Chairman, a
520 Lake Cook Road                  of the           Director and Treasurer of the Adviser since 1993.
Suite 381                           Board and        President of Franklin Enterprises, Inc., a private
Deerfield, IL 60015                 Trustee          investment firm, for more than five years.

Eric E. Ryback*, 49                 President        President and Trustee of the Trust.  President and
7343 Westmoreland                   and Trustee      a Director of the Adviser since 1993.
St. Louis, MO 63130

Robert L. Byman, 55                 Trustee          Partner in the law firm of Jenner & Block, Chicago,
Jenner & Block                                       Illinois, for more than five years.
One IBM Place
Chicago, IL 60611

Terrence P. Fitzgerald, 46          Trustee          Vice President, Development Director, The Mills
2407 Stryker Avenue                                  Corporation, since 1996.  Senior counsel, The May
Vienna, VA 22181                                     Department Stores from 1993 until 1995.

Marc P. Hartstein, 48               Trustee          Director--Industry Development of Anheuser-Busch,
3 Middlebrook Lane                                   Inc.  Also owns Hart Communications, a research
St. Louis, MO 63141                                  strategic planning and image development firm.

Peter S. Horos, 52                  Trustee          Investment Manager, Allstate Life Insurance Company,
Allstate                                             Northbrook, Illinois, for more than five years.
3075 Sanders Road
Northbrook, IL 60062

Donald J. Murphy, 58                Trustee          President of Murcom Financial, Ltd., a private
141 Jackson Blvd.                                    investment firm, for more than five years.
Chicago, IL  60604

Dennis P. Nash, 49                  Trustee          President, Nellis Feed Company, a feed
Nellis Feed Company                                  ingredient broker, for more than five years.
899 Skokie Blvd.
Northbrook, IL 60062

Robert L. Miller, 45                Vice             Vice President and Treasurer of Franklin Enterprises for
520 Lake Cook Road                  President,       more than five years.  Also serves as Vice President,
Suite 381                           Secretary and    Secretary and a Director of the Adviser.
Deerfield, IL 60015                 Treasurer

The Board of Trustees has established an Audit Committee comprised of all Trustees who are not "interested persons" of the Trust, and Mr. Murphy is the Chairperson of this Committee. The principal responsibilities of the Audit Committee are to recommend to the Board the selection, retention or termination of independent auditors, review the compensation paid to the independent auditors and the terms of their engagement, review the arrangements for and scope of the annual audit of the Trust's financial statements and consider the adequacy of the Trust's internal controls to provide reasonable assurance that its financial statements are presented fairly and in conformity with generally accepted accounting principles.

COMPENSATION

During the fiscal year ended June 30, 2001, Trustees of Lindner Investments received the following compensation from the Trust, which is the only group of mutual funds managed by the Adviser:

                                                     AGGREGATE REMUNERATION
         NAME AND CAPACITY IN WHICH                  RECEIVED FROM THE TRUST
         REMUNERATION WAS RECEIVED                   WITH RESPECT TO ALL FUNDS
         -------------------------                   -------------------------
         Robert L. Byman, Trustee............................$14,575
         Terrence P. Fitzgerald, Trustee......................14,575
         Marc P. Hartstein, Trustee...........................13,350
         Peter S. Horos, Trustee..............................14,575
         Donald J. Murphy, Trustee............................14,575
         Dennis P. Nash, Trustee..............................14,575
         Eric E. Ryback, Trustee and President.....................0
         Doug T. Valassis, Trustee and Chairman....................0

There are no pension or retirement benefit plans or programs in effect for Trustees of the Trust. None of the officers of the Trust received any remuneration from the Trust.

CODE OF ETHICS

Officers, directors and employees of the Adviser are permitted to engage in personal securities transactions (including securities that may be purchased or held by the Funds), subject to the Code of Ethics (the "Ethics Code") that has been approved by the Board of Trustees of the Trust and the Board of Directors of the Adviser. The Ethics Code restricts certain practices with regard to personal securities transactions and personal dealings, provides a framework for the reporting and monitoring of personal securities transactions to the Adviser's Chief Operating Officer (or his designee), and sets forth a procedure of identifying, for disciplinary action, those individuals who violate the Ethics Code. The Ethics Code prohibits each of the officers, Trustees and all Investment Personnel (e.g., portfolio managers, analysts and traders and control persons who obtain information concerning recommendations regarding securities purchases or sales) of the Trust from purchasing or selling any security that the person knows or believes is being considered for purchase or sale by any series of the Trust, or is being purchased of sold by any series of the Trust. The Ethics Code also prohibits Investment Personnel from (i) purchasing or selling any security within seven calendar days of the purchase or sale of the security by any series of the Trust, (ii) engaging in short-term trading (a purchase and sale or vice-versa within 60 days), (iii) purchasing securities for his own account during an initial or secondary public offering with prior approval by a specified officer of the Adviser, (iv) purchasing securities in a private placement by a publicly-owned company without prior approval by a specified officer of the Adviser, or (v) purchasing or selling any security for his own account without prior approval of a specified officer of the Adviser. Any profit realized in these prohibited transactions must be paid over to the Trust. Officers, Trustees and Investment Personnel are required to direct their broker to forward duplicate copies of all trade confirmations and periodic account statements to the Adviser's Vice President. All officers, Trustees and Investment Personnel are required to submit quarterly reports of their securities transaction and are require to disclose all securities beneficially owned by them annually. The Trust's Adviser has adopted the same Ethics Code.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Shareholders of each Fund will vote by series except as otherwise required by the 1940 Act. Matters affecting an individual series include, but are not limited to, the investment objectives, policies and restrictions of that series. Shares have no subscription, preemptive or conversion rights. Shares do not have cumulative voting rights when voting on the election of Trustees. Therefore, the holders of more than 50% of the aggregate number of shares of all series of the Trust may elect all the Trustees.

At August 28, 2001, no person beneficially owned, either directly or indirectly, more than 25% of the voting securities of the Trust or any Fund, nor had the Trust or any Fund or any other person acknowledged or asserted the existence of control over the Trust or any Fund, nor had there been any adjudication under the 1940 Act that control over the Trust or any Fund exists. In addition, at August 28, 2001, no person owned of record or was known by the Trust to own of record or beneficially 5% or more of any series of the Trust.

At August 28, 2001, the officers and Trustees of the Trust, as a group, owned the following amounts of shares in each Fund (rounded to the nearest number of whole shares):

                                                                       NO. OF
                  NAME OF FUND                                         SHARES           % OF TOTAL
                  ------------                                         ------           ----------
                  Growth and Income Fund...............................4,789 shs.         0.03%
                  Large-Cap Growth Fund................................7,429 shs.         0.04%
                  Small-Cap Growth Fund...............................15,531 shs.         0.59%
                  Communications Fund..................................8,606 shs.         0.41%
                  Market Neutral Fund.................................10,985 shs.         0.56%
                  Government Money Market Fund.....................1,206,612 shs.         2.88%

                     INVESTMENT ADVISORY AND OTHER SERVICES

CONTROLLING PERSONS

The Adviser is controlled by Valassis Irrevocable Trusts established for the benefit of Doug T. Valassis,

D. Craig Valassis and their sister, Debra A. Lyonnais. The Adviser's address is 520 Lake Cook Road, Suite 381, Deerfield, Illinois 66015. As of June 30, 2001, these trusts together beneficially owned 65% of the voting stock of the Adviser. The Trustees of these trusts are Doug T. Valassis, D. Craig Valassis and Edward
W. Elliott. Eric E. Ryback and trusts established for his children own the remaining 35% of the common stock of the Adviser. Certain officers of the Trusts also serve as officers of the Adviser. See "Management of the Trust".

INVESTMENT MANAGEMENT SERVICES PROVIDED BY THE ADVISER

Under the Investment Management Agreement, dated as of August 1, 2001 (the "Advisory Agreement"), and the Administration Agreement, dated as of August 1, 2001 (the "Administration Agreement"), between the Trust and the Adviser, the Adviser provides each Fund with investment advisory services and certain administrative services. As the Adviser, Lindner Management will manage the investment operations of the Funds and the composition of each Fund's investment portfolio, including the purchase, retention and sale of securities in the portfolio, in accordance with each Fund's investment objectives, policies and restrictions. The Advisory Agreement authorizes the Adviser to employ a subadviser for each Fund, which will furnish the day-to-day portfolio management services for a Fund. If a Subadviser is employed for a Fund, the Adviser will continue to have responsibility for all investment advisory services furnished pursuant to any Sub-Advisory Contract. At present, the Adviser provides day-to-day portfolio management services for the Growth and Income Fund, the Communications Fund and the Market Neutral Fund through portfolio managers who are employed by the Adviser. See the Prospectus for information about the employment and educational background of the individuals who are employed as portfolio managers by the Adviser and the subadvisers described below.

MANAGER-OF-MANAGERS STYLE. The Adviser intends to act as a "manager-of-managers" for the Funds, and to this end it has applied to the Securities and Exchange Commission for an order exempting it and the Funds from the provisions of the 1940 Act that require approval by a fund's shareholders for any new subadvisory contract or any material change in a subadvisory contract. As a "manager-of-managers", the Adviser has hired subadvisers to manage the assets of the Large-Cap Growth Fund, the Small-Cap Growth Fund and the Government Money Market Fund and the shareholders of each of those funds have approved the subadvisory contract for their particular fund. If the exemptive order is issued by the SEC, Lindner Management intends to seek out and hire additional subadvisers for the Growth and Income Fund, Communications Fund and Market Neutral Fund, with the approval of the Board of Trustees of the Trust, but it will not be required to seek shareholder approval in order to enter into contracts with any new unaffiliated subadvisers. The Adviser also anticipates that any new investment portfolios of the Trust that it will be responsible for managing in the future will also be managed in this style, through the use of subadvisers. Lindner Management remains responsible for the performance of all of the Lindner Funds, over-sees the subadvisers to ensure compliance with a Fund's investment policies and guidelines, and monitors each subadviser's adherence to its investment style and performance results in order to recommend any changes in subadvisers to the Trust's Board of Trustees.

ADVISER COMPENSATION AND FEE WAIVERS

Under the Advisory Agreement, the Trust will pay the Adviser management fees, as a percentage of the average net assets of each Fund, as follows (before giving effect to any fee waivers described below):

                                                                   MANAGEMENT FEES
                                                                   ---------------
         Growth and Income Fund --
              First $500 million of assets.............................  0.70%
              Assets between $500 million and $1 billion...............  0.65%
              Assets over $1 billion...................................  0.60%
         Large-Cap Growth Fund --
              First $500 million of assets.............................  0.80%
              Assets between $500 million and $1 billion...............  0.75%
              Assets over $1 billion...................................  0.70%
         Small-Cap Growth Fund --
              First $500 million of assets.............................  0.95%
              Assets between $500 million and $1 billion...............  0.90%
              Assets over $1 billion...................................  0.85%
         Communications Fund --
              First $500 million of assets.............................  1.00%
              Assets between $500 million and $1 billion...............   .90%
              Assets over $1 billion...................................  0.85%
         Market Neutral Fund --........................................  1.00%
         Government Money Market Fund --...............................  0.15%

The compensation payable to the Subadvisers is paid by the Adviser. No Fund is responsible for payment of any subadvisory fees. For the two fiscal years ending June 30, 2003, the Adviser has agreed to waive a portion of its investment management fees and its administration fees, or to reimburse expenses, to the extent that a Fund's total expense ratio exceeds the expense limitation shown below for a particular Fund. After July 1, 2003, this fee waiver may be discontinued by the Adviser at any time. The expense limitations for the Funds are as follows:

                                                                      MAXIMUM TOTAL
                                                                    OPERATING EXPENSE
                                                                    -----------------
                  Growth and Income Fund..................................1.25%
                  Large-Cap Growth Fund...................................1.35%
                  Small-Cap Growth Fund...................................1.50%
                  Communications Funds....................................1.55%
                  Market Neutral Fund.....................................2.18%
                  Government Money Market Fund............................0.50%

The following table summarizes the advisory fees paid by the Funds during the fiscal years ended June 30, 2001, 2000 and 1999, before deducting any fee waivers or expense reimbursements noted in the footnotes. These fees were paid pursuant to advisory and service contracts that are no longer in effect, and have been replaced by the Advisory Agreement described above.

                                                                            FISCAL YEAR ENDED JUNE 30,
                                                                   --------------------------------------------
         FUND NAME                                                     2001             2000            1999
         ---------                                                     ----             ----            ----
         Growth and Income Fund...............................     $2,086,920        $3,286,518     $5,949,294
         Large-Cap Growth Fund (1)............................      1,667,929         2,336,767      2,270,334
         Small-Cap Growth Fund................................        177,400           209,334        284,515
         Communications Fund..................................        237,340           244,769        209,232
         Market Neutral Fund..................................        234,356           178,317        242,692
         Government Money Market Fund.........................         61,841            65,825         72,541

         ---------
         (1) For the fiscal years ended June 30, 2001 and 1999, the Adviser's fee were reduced by performance penalties of $539,247 and $1,213,486, respectively. No performance adjustment was required for fiscal year 2000. This performance penalty or bonus for the Large-Cap Growth Fund was discontinued as of August 1, 2001.

SUBADVISERS

The Adviser has entered into Sub-Advisory Contracts with the following Subadvisers, for the Funds shown:

                  NAME OF SUBADVISER                                   FUND MANAGED
                  ------------------                                   ------------
                  CastleArk Management, LLC........................Large-Cap Growth Fund
                  CastleArk Management, LLC........................Small-Cap Growth Fund
                  U.S. Bancorp Piper Jaffray Asset
                     Management, Inc...............................Government Money Market Fund

Under each Sub-Advisory Contract, it is the responsibility of the subadviser to make investment decisions for the Fund and to place the purchase and sale orders for the portfolio transactions of that Fund, subject to the supervision of the Adviser and the Board of Trustees of the Trust. With respect to CastleArk Management, the Sub-Advisory Contracts provide that the Adviser will pay this subadviser a fee equal to 50% of the investment management fee payable to the Adviser under its Advisory Agreement with the Trust, as described above, with certain minimum fees guaranteed for the period ending on November 16, 2001. As compensation to Firstar Bank for its services, the Adviser pays a fee to U.S. Bancorp Piper Jaffray Asset Management, Inc., that is computed daily and payable monthly, at an annual rate of 0.10% of the first $250,000,000 of the Government Money Market Fund's average net assets and at an annual rate of 0.08% of the Government Money Market Fund's assets in excess of $250,000,000. For additional information about these subadvisers, see the Prospectus. The address of U.S. Bancorp Piper Jaffray Asset Management is 602 2nd Avenue South, Minneapolis, Minnesota 55402-4302, and the address of CastleArk Management is 101 North Wacker, Chicago, Illinois 60606.

TRANSFER AGENT

The Trust has entered into a Transfer Agent Servicing Agreement, dated as of February 19, 2001, with Firstar Mutual Fund Services, LLC ("Firstar Services"), pursuant to which Firstar Services maintains shareholder records and keeps such accounts, books, records, or other documents as the Funds are required to keep under federal or state laws. Firstar Services also acts as stock registrar and dividend disbursing agent, issues and redeems the Funds' shares, mails the Funds' prospectuses and proxy statements to the Funds' shareholders, and disburses dividend payments. The address of Firstar Services is 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Prior to February 19, 2001, Lindner Management served as transfer agent, stock registrar and dividend disbursing agent for the Funds, and as compensation for these services, Lindner Management was paid an annual fee per shareholder for each Fund other than the Government Money Market Fund. The following table summarizes the fees paid by the Funds under the Agency Agreement with Lindner Management during the fiscal years ended June 30, 2001, 2000 and 1999:

                                                                     FISCAL YEAR ENDED JUNE 30,
                                                                -------------------------------------
                  FUND NAME                                        2001          2000          1999
                  ---------                                        ----          ----          ----
                  Growth and Income Fund........................$144,588       $293,895      $432,741
                  Large-Cap Growth Fund..........................120,677        204,626       287,094
                  Small-Cap Growth Fund...........................11,084         18,035        24,373
                  Communications Fund.............................15,645         17,981        17,447
                  Market Neutral Fund .............................6,785          1,013        14,179
                  Government Money Market Fund.....................5,783         11,112        15,575

ADMINISTRATOR

The Funds bear all expenses of their operations other than those incurred by the Adviser and the Subadvisers under their respective Advisory Agreement or Sub-Advisory Contract, and those incurred by Lindner Management under the current Administration Agreement, dated as of August 1, 2001, between Lindner Management and the Trust. In particular, each Fund pays investment management fees, administration fees, shareholder servicing fees and expenses, custodian and accounting fees and expenses, legal and auditing fees, expenses of printing and mailing prospectuses and shareholder reports, registration fees and expenses, proxy and meeting expenses and Trustees' fees and expenses. Lindner Management currently performs, or supervises the performance by others of, certain management services for the Trust, including, among others, (a) investigating and assisting in the selection of and dealing with custodians, depositories, accountants, legal counsel, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and persons in any other capacity deemed to be necessary or desirable for the Trust's operations, (b) regulatory reporting, fund accounting and related portfolio accounting services, (c) providing necessary office space, equipment, personnel, compensation and facilities for handling the affairs of the Trust, (d) preparing reports, applications and documents (including reports regarding the sale and redemption of shares as may be required in order to comply with Federal and state securities law) as may be necessary or desirable to register the Trust's shares with state securities authorities, monitor sale of its shares for compliance with state securities laws, (e) developing and preparing communications to shareholders, including the annual report to shareholders, coordinating mailing of prospectuses, notices, proxy statements, proxies and other reports to shareholders of the Fund, (f) calculating performance data for dissemination to information services covering the investment company industry, (g) coordinating and supervising the preparation and filing of tax returns and (h) obtaining fidelity bonds and directors and officers/errors and omissions insurance policies for the Trust in accordance with the requirements of Rules 17g-1 and 17d-1(7) under the 1940 Act as such bonds and policies are approved by the Board of Trustees. The Administration Agreement provides for compensation to be paid to Lindner Management equal to 0.10% per year of each Fund's average daily net assets. No amounts were paid to Lindner Management under the current Administration Agreement for the fiscal year ended June 30, 2001.

Prior to the effectiveness of the current Administration Agreement, Lindner Management served as the administrator of the Government Money Market Fund. The old Administrative Services Agreement for the Government Money Market Fund provided for compensation to Lindner Management equal to 0.20% per year of that Fund's average daily net assets. The following table summarizes the administrative fees paid by the Government Money Market Fund to Lindner Management during the fiscal years ended June 30, 2001, 2000 and 1999, under the old administration agreement, which has been terminated and replaced by the Administration Agreement described above, before deducting any fee waivers or expense reimbursements noted in the footnote.

                                                                      FISCAL YEAR ENDED JUNE 30,
                                                                   --------------------------------
                  FUND NAME                                        2001          2000         1999
                  ---------                                        ----          ----         ----
                  Government Money Market Fund(1)................$82,454        $87,766      $86,008

                  -------------
                  (1) Before fee waivers of $35,996 in 2001 and $3,292 in 2000.

Each of the Advisory Agreement, the Sub-Advisory Contracts, the Transfer Agent Servicing Agreement and the Administration Agreement may be terminated by the any party thereto upon 60 days' notice, and that may be terminated immediately by the Trust for cause, as defined in each Agreement. Each Agreement also provides that after an initial two-year period, it will automatically terminate
(1) if it is not approved by a majority of the Trust's trustees and a majority of the Trust's disinterested trustees prior to the anniversary date of the agreement, or (2) if it is assigned in whole or in part by either party. If any Agreement is terminated for either of the foregoing reasons, the Trust will enter into a similar arrangement with another qualified party upon such terms and conditions as can be obtained at that time.

DISTRIBUTOR; DISTRIBUTION PLAN

Quasar Distributors, LLC (the "Distributor") acts as the principal underwriter and distributor of each Fund's shares and continually offers shares of the Funds pursuant to a Distribution Agreement approved by the Trustees. James R. Schoenike, Joe Redwine, Bob Kern, Paul Rock and Jennie Carlson are Board Members of the Distributor. Mr. Schoenike is the President of the Distributor. The Distributor is a Delaware limited liability company that is an indirect wholly-owned subsidiary of U.S. Bancorp.

In March 2001, the Board of Trustees of the Trust adopted a Distribution Plan (the "Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may bear expenses associated with the distribution of its shares. In July 2001, the Distribution Plan was approved by holders of Investor Shares of each Fund other than the Government Money Market Fund. Previously, the holders of Institutional Shares of each Fund other than the Government Money Market Fund had approved a similar distribution plan for that class of shares. As a result of the actions by the Trustees and the holders of Investor Shares, effective August 17, 2001, the Trust combined its two classes of shares (Investor and Institutional) into a single class of shares, and the Distribution Plan now applies to all shares of all Funds other than the Government Money Market Fund.

The Distribution Plan provides that a Fund may incur certain expenses that may not exceed a maximum amount equal to 0.25% of the average daily net asset value of the Fund for any fiscal year occurring after the adoption of the Distribution Plan. The Distribution Plan further provides that a Fund may pay such amounts to the Trust's Distributor, Quasar Distributors, LLC, which may in turn use such amount to pay broker-dealers, financial institutions and other organizations which have entered into written agreements with the Distributor providing for the marketing and distribution of the Funds' shares. Such payments will be made to these other organizations for continuing marketing and sales-related services based on the average daily net asset value of shares held in accounts at such other organizations. The disposition of monies pursuant to the Distribution Plan will be reviewed by the Board of Trustees of the Trust on a quarterly basis, to assure that the amounts paid and the purposes for which they are paid, comply with the provisions of the Distribution Plan and Rule 12b-1.

The services under the Distribution Plan may include (but are not limited to) assistance in advertising, sales and marketing of the Funds' shares, aggregating and processing purchase, exchange and redemption requests for shares, maintaining account records, issuing confirmations of transactions and providing sub-accounting and sub-transfer agent services with respect to shares.

While the Distribution Plan is in effect, the selection and nomination of Trustees of the Trust who are not "interested persons" of the Trust, as defined in the 1940 Act (the "Independent Trustees") is committed to the discretion of the Independent Trustees then in office.

The previous Distribution Plan, which was applicable only to Institutional Shares, was approved by the Board of Trustees (and by the Independent Trustees), and by the shareholder owning all of the Institutional Shares of each Fund in January and February 1996. The current Distribution Plan may be continued annually if approved by majority vote of the Trustees, and by majority vote of the Independent Trustees, cast in person at a meeting held for such purpose. The Distribution Plan may not be amended to increase materially the amount of distribution fees permitted to be paid thereunder without being first approved by a majority vote of the holders of all shares of each Fund. The Distribution Plan may be terminated with respect to any Fund at any time by a majority vote of the Independent Trustees or by a majority vote of the holders of shares of the affected Fund. The following table summarizes the fees paid by Institutional Shares of each Fund under the previous Distribution Plan during the fiscal years ended June 30, 2001, 2000 and 1999.

                                                                      FISCAL YEAR ENDED JUNE 30,
                                                                ------------------------------------
                  FUND NAME                                     2001            2000          1999
                  ---------                                     ----            ----          ----
                  Growth and Income Fund...................... $  618         $5,835         $6,156
                  Large-Cap Growth Fund.......................... 387            451            646
                  Small-Cap Growth Fund........................ 3,682          4,115          1,349
                  Communications Fund............................ 425              9              5

All of the fees paid by Institutional Shares of these Funds during the years shown were paid to compensate broker-dealers and their sales personnel for sales of Institutional Shares. No amounts were paid under the new Distribution Plan during the years shown.

CUSTODIAN AND INDEPENDENT AUDITORS

Firstar Bank, N.A. ("Firstar Bank"), 425 Walnut Street, Cincinnati, Ohio 45202, acts as custodian of all cash and domestic securities of the Funds. Firstar Bank receives a monthly fee based on monthly average net assets of all Funds, which fee is allocated among the Funds on the basis of their net asset values. The Trust has an arrangement whereby custodian expenses are reduced by maintaining compensating balances with Firstar Bank. For the fiscal year ended June 30, 2001, custodial fees for each Fund were reduced by the following amounts due to this arrangement: Growth and Income Fund--$24,671; Large-Cap Growth Fund--$18,061; Small-Cap Growth Fund--$1,704; Communications Fund--$2,261; Market Neutral Fund--$1,514; and Government Money Market Fund--$2,926.

Deloitte & Touche LLP, independent auditors, One City Centre, St. Louis, Missouri 63101, audits the Funds' annual financial statements.

                              BROKERAGE ALLOCATION

Placement of the Funds' orders to buy and sell portfolio securities are the responsibility of the Adviser, or the Subadviser (if one is managing a Fund's portfolio). Each Subadviser's placement of orders is subject to review by the Adviser, and the Adviser may establish policies and criteria for order placement. No such policies or criteria have been established as of the date of this SAI, except as described hereafter. In the allocation of such orders and the resulting commissions, the following factors are to be considered by the Adviser or the Subadviser:

         - Past experience, in dealing with various brokers, of attaining the Funds' objectives of good execution at the most favorable price;
         - The services furnished by the broker in providing price quotations;
         - The allocation to the Funds of desired underwritten securities;
         - The part, if any, played by the broker or dealer in bringing the security involved to the attention of the Adviser or Subadviser and providing information, research and analysis with respect thereto;
         - Assistance in the sale of Fund shares, provided that execution of orders is satisfactory and that commission rates are competitive with those available from other brokers; and
         -        Commission rates (see discussion below).

It is the policy of each Fund to secure, consistent with good execution, the highest possible price on sales and the lowest possible price on purchases of securities. Since brokers are compensated through commissions for services described above and since commissions may be paid at varying rates, sales even at the highest possible price may not yield the maximum possible net proceeds and purchases even at the lowest possible price may not be made at the lowest possible overall cost.

As permitted by section 28(e) of the Securities Exchange Act of 1934, commissions paid to brokers for effecting securities transactions may exceed the commission which another broker would have charged for effecting such transactions, if the Adviser or Subadviser has determined in good faith that such charges are reasonable in view of quotation or research services provided by such broker. Research services that may be provided to the Funds by a broker include calling attention to a stock and providing information about the operations of companies over and above that published in investment manuals. The receipt of quotation services from a broker relieves the Adviser or Subadviser of certain expenses which it would otherwise incur. Any information and analysis received from brokers supplements the activities and facilities of the Adviser or a Subadviser, but does not reduce its expenses. Advice provided by brokers may be used by the Adviser or Subadviser in servicing clients other than the Funds.

The Funds and their Adviser do not consider their facilities to be adequate for the conduct of over-the-counter trading and believe that better execution can usually be obtained through utilization of brokers rather than direct dealing with primary market makers. Thus, except for those instances in which the Funds deal directly with a primary market maker, the Funds pay both the dealer's mark-up or mark-down and the broker's commission. This practice has resulted and will continue to result in greater costs to the Funds.

During the fiscal year ended June 30, 2001, the total brokerage commissions paid by the Funds to brokers and dealers because of research services provided are summarized below:

                                                                      COMMISSIONS
                  FUND NAME                                               PAID                TRANSACTIONS
                  ---------                                               ----                ------------
                  Growth and Income Fund............................. $  870,935            $1,002,227,918
                  Large-Cap Growth Fund..............................    563,641               868,271,165
                  Small-Cap Growth Fund..............................    102,344                76,004,690
                  Communications Fund................................    159,111               154,700,550
                  Market Neutral Fund................................    241,875               291,260,465
                  Government Money Market Fund.......................          0                       n/a

The following table lists the total amount of brokerage commissions paid by each Fund during each of the last three fiscal years ended June 30, 2001:


                                                                FISCAL YEAR ENDED JUNE 30,
                                                          --------------------------------------
                  FUND NAME                               2001            2000            1999
                  ---------                               ----            ----            ----
                  Growth and Income Fund............... $807,935       $1,458,875      $1,394,388
                  Large-Cap Growth Fund................  563,641        1,348,116       2,494,626
                  Small-Cap Growth Fund................  102,344          154,774         204,865
                  Communications Fund..................  159,111           64,650         158,282
                  Market Neutral Fund..................  241,875          456,593         178,287
                  Government Money Market Fund.........        0                0               0

During the fiscal years ended June 30, 2001 and 2000, certain of the Funds paid brokerage commissions to Bemos Investments Advisers, LLC ("Bemos"), a broker that was an affiliated person of Doug T. Valassis, the Chairman of the Trust. Mr. Valassis controls certain investment entities that owned 85% of the voting securities of Bemos. The following table sets forth the amount of brokerage commissions paid to Bemos during the fiscal years ended June 30, 2001 and 2000, the percentage of that Fund's total brokerage commissions paid to all brokers during such fiscal year and the percentage of that Fund's total dollar amount of securities transactions involving the payment of commissions effected through Bemos during such fiscal year. No brokerage commissions were paid to Bemos during fiscal 1999, and in September 2000, the Adviser ceased trading through Bemos and Bemos is no longer in business.

                                                                          FISCAL YEAR ENDED JUNE 30,
                                                                          -------------------------
                 FUND NAME                                                  2001           2000
                 ---------                                                  ----           ----
                  Growth and Income Fund--
                    Brokerage commissions paid............................ $2,645        $   -0-
                    Percentage of total commissions paid..................   0.33%            --
                    Percentage of total amount of securities
                    transactions..........................................   0.34%            --
                  Large-Cap Growth Fund--
                    Brokerage commissions paid............................ $5,000        $13,926
                    Percentage of total commissions paid..................   0.89%          1.04%
                    Percentage of total amount of securities
                    transactions..........................................   0.37%          0.77%
                  Small-Cap Growth Fund--
                    Brokerage commissions paid............................ $   0-        $ 6,991
                    Percentage of total commissions paid..................     --           4.54%
                    Percentage of total amount of securities
                    transactions..........................................     --           1.90%


                  Market Neutral Fund--
                    Brokerage commissions paid...............................$-0-         $ 600
                    Percentage of total commissions paid.......................--          0.13%
                    Percentage of total amount of securities
                    transactions...............................................--          0.07%

The proportionate percentage of aggregate commissions paid by the Small-Cap Growth Fund to Bemos during the fiscal year ended June 30, 2000, was materially higher than the percentage of aggregate trading volume of the Small-Cap Growth Fund because the four trades handled by Bemos involved lower-priced stocks and the commissions on those trades were a higher percentage of the value of each trade.

                 PURCHASE, REDEMPTION AND PRICING OF SECURITIES

The Administrator determines the current net asset value of each Fund at the close of trading on each business day on which at least one of the following markets is open: New York Stock Exchange, American Stock Exchange, or the Nasdaq Stock Market. The per share net asset value of each Class of shares of each Fund is calculated by dividing the value of each Fund's securities, plus any cash and other assets (including dividends and interest accrued but not collected) less all liabilities, including accrued expenses allocable to that Class (including accrued distribution and service fees payable by the Institutional Shares) by the total number of shares of the particular Class outstanding.

Set forth below is a specimen price make-up sheet showing, as of June 30, 2001, the computation of total offering price per share of Investor Shares and Institutional Shares of each Fund, using the basis set forth in the Prospectus for valuation of such Fund's portfolio securities and other assets.

                  SPECIMEN PRICE MAKE-UP SHEET -- JUNE 30, 2001

                                                          GROWTH AND          LARGE-CAP           SMALL-CAP
                                                          INCOME FUND        GROWTH FUND         GROWTH FUND
                                                          -----------        -----------         -----------
Securities at market.................................    $314,525,369        $213,031,965        $21,056,120
Cash and other assets, including accrued income......       1,919,313              38,087             45,238
                                                         ------------        ------------        -----------
Total assets.........................................     316,444,682         213,070,052         21,202,358
Liabilities, including accrued expenses..............       (625,737)           (324,938)           (33,355)
                                                         ------------        ------------        -----------
  Net assets.........................................    $315,818,945        $212,608,245        $20,068,003
                                                         ============        ============        ===========

Net asset values--
  Net assets--Investor Shares........................    $315,593,580        $212,608,245        $20,218,545
     Number of Investor Shares outstanding...........      14,929,474          19,461,893          2,580,841
     Per Investor Share..............................    $      21.14        $      10.92        $      7.83

  Net assets--Institutional Shares...................    $    225,365        $    136,869        $   849,458
     Number of Institutional Shares outstanding......          10,694              12,653            108,943
     Per Institutional Share.........................    $      21.07        $      10.82        $      7.80

                                                                                MARKET           GOVERNMENT
                                                      COMMUNICATIONS           NEUTRAL              MONEY
                                                           FUND                  FUND            MARKET FUND
                                                      -------------           ----------         -----------
Securities at market.................................   $21,067,925          $14,980,547         $39,975,136
Cash and other assets, including accrued income......       244,605           13,408,908             269,957
                                                        -----------          -----------         -----------
Total assets.........................................    21,312,530           28,389,455          40,245,093
Liabilities, including accrued expenses..............       (54,131)         (13,244,291)           (122,762)
                                                        -----------          -----------         -----------
   Net assets........................................   $21,258,399          $15,145,164         $40,122,331
                                                        ===========          ===========         ===========

Net asset values--
  Net assets--Investor Shares........................   $21,258,399          $15,145,164         $40,122,331
     Number of Investor Shares outstanding...........     2,206,120            2,317,414          40,122.331
     Per Investor Share..............................   $      9.62          $      6.54         $      1.00

  Net assets--Institutional Shares...................   $    36,036          $         0         $         0
     Number of Institutional Shares outstanding......    14,929,474                    0                   0
     Per Institutional Share.........................   $     21.14                  n/a                 n/a

ALL FUNDS OTHER THAN GOVERNMENT MONEY MARKET FUND

Investments in securities traded on a national securities exchange or quoted on the Nasdaq National Market System are valued at the last reported sales price as of the close of the New York Stock Exchange. Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Securities and assets for which quotations are not readily available are valued at fair value as determined in good faith by or pursuant to procedures established by the Trustees. The value of foreign securities is converted into U.S. dollars at the rate of exchange prevailing on the valuation date. Purchases and sales of foreign securities as well as income and expenses related to such securities are converted at the prevailing rate of exchange on the respective dates of such transactions.

Each Fund may, to the extent permitted by its investment restrictions, have positions in portfolio securities for which market quotations are not readily available. It may be difficult to determine precisely the fair market value for such investments and there may be a range of values which are reasonable at any particular time. Fair value in such instances will be determined in good faith by the Adviser in accordance with procedures and policies approved by the Board of Trustees of Lindner Investments, based upon such factors as are deemed relevant by the Adviser under the circumstances, including the financial condition and operating results of the issuer, recent third party transactions (actual or proposed) relating to such securities and, in extreme cases, the liquidation value of the issuer.

Shares are offered to the public at the price set forth in the Prospectus, pursuant to written application as specified in the Prospectus (see "Purchase of Shares and Shareholder Inquiries"). In the event that the Funds issue their shares in exchange for other securities, such other securities will meet the applicable Fund's investment objectives and policies, will be acquired for investment and will be liquid securities (i.e., not restricted as to transfer by law or liquidity of market) that have a readily ascertainable market value.

GOVERNMENT MONEY MARKET FUND

The Government Money Market Fund values its investment securities based upon their amortized cost in accordance with Rule 2a-7 of the Securities and Exchange Commission under the 1940 Act. This involves valuing a security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the securities. As discussed below, it is the intention of the Fund to maintain a net asset value per share of $1.00 for the Fund.

Pursuant to Rule 2a-7, the Fund is required to maintain a dollar-weighted average Fund maturity of 90 days or less, to purchase securities having remaining maturities of 397 days or less only, to invest only in securities determined by the Trustees to present minimal credit risks and to invest only in securities which are "eligible securities" as defined in Rule 2a-7. Because the Government Money Market Fund utilizes the procedures specified in Rule 2a-7 to determine the maturity of its investments, further revision of Rule 2a-7 or pronouncements clarifying or interpreting the scope of its application may affect this fund's method for determining maturity of its investments.


The Trustees have established procedures designated to stabilize, to the extent reasonably possible, the Government Money Market Fund's price per share, as computed for the purpose of sales and redemptions, at $1.00. These procedures include review of the investment holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Trustees. If the deviation exceeds 1/2 of 1%, the Trustees will promptly consider what action, if any, will be initiated. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they have agreed to take such corrective actions as are necessary and appropriate. These actions may include selling investment securities prior to maturity to realize capital gains or losses or to shorten the average maturity, withholding dividends, splitting, combining, or otherwise recapitalizing outstanding shares or establishing a net asset value per share by using available market quotations.

                       ADDITIONAL PERFORMANCE INFORMATION

ALL FUNDS OTHER THAN GOVERNMENT MONEY MARKET FUND

The Funds may from time to time include their "average annual total return" in communications to present or prospective investors. "Average annual total return" is the annual percentage change in an investment in the applicable Fund over a stated period of time. Each Fund will compute average annual total return using the following formula:
                                                     P(1+T)(n)  = ERV
                           where:
                                    P = a hypothetical initial payment of $1,000
                                    T = average annual total return
                                    n = number of years (as a power)
                                    ERV   = ending redeemable value of a
                                            hypothetical $1,000 payment made at
                                            the beginning of the 1, 5 or 10 year
                                            period at the end of the 1, 5 or 10
                                            year period

In making the above-described computation, each Fund will assume that all dividends and capital gains distributions by the Fund are reinvested at the Fund's net asset value per share on the reinvestment date. The Funds do not have sales loads payable by all shareholders that could affect their calculations of average annual total return.

The total return for shares of each Fund (or its predecessor), other than the Government Money Market Fund, is provided in the table below, computed for the periods shown (performance since inception is shown only where a Fund has been in existence for less than 10 years).

                          AVERAGE ANNUAL TOTAL RETURN--
                         FISCAL YEAR ENDED JUNE 30, 2001
                         -------------------------------

                                                                                                    SINCE
         FUND NAME                                   1 YEAR        5 YEARS        10 YEARS        INCEPTION
         ---------                                   ------        -------        --------        ---------
         Growth and Income Fund.....................  2.78%         2.74%         8.39%           n/a
         Large-Cap Growth Fund......................-22.84%        -3.97%         4.94%           n/a
         Small-Cap Growth Fund...................... -6.58%         9.38%          n/a           10.89%(1)
         Communications Fund........................-38.99%         3.00%          n/a           7.58%(2)
         Market Neutral Fund........................  2.58%        -1.32%          n/a           2.32%(3)

         ---------
         (1) For the period January 24, 1994, to June 30, 2001
         (2) For the period August 30, 1993, to June 30, 2001
         (3) For the period February 11, 1994, to June 30, 2001

Average annual total return is an historical measure of performance and is not necessarily indicative of a Fund's future performance. Such measurement will vary from time to time depending upon numerous factors, including without limitation market conditions, the composition of each Fund's portfolio and operating expenses. These factors should be considered when evaluating each Fund's performance.

GOVERNMENT MONEY MARKET FUND

The Government Money Market Fund's yield is based on historical earnings and will fluctuate and should not be considered as representative of future performance. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Performance and yield are generally functions of kind and quality of the instruments held in the Fund, maturity of its investments, operating expenses, and market conditions. The fees which may be imposed by institutions or other financial intermediaries on their customers for cash management and other services are not reflected in the Government Money Market Fund's calculations of yield.

The Government Money Market Fund's standard yield quotations as they appear in advertising and sales materials, and as disclosed in the Prospectus, are calculated by a standard method prescribed by rules of the Securities and Exchange Commission. Under that method, the yield quotation is based on a recent seven-day period and computed as follows: average daily net investment income per share during the seven-day period is divided by the average daily price per share (expected to remain constant at $1.00) during the period. The result is then multiplied by 365 with the resulting annualized yield figure carried to the nearest one-hundredth of one percent.

"Effective Yield" is computed in the same manner except that when annualized, the income earned is assumed to be reinvested, thus resulting in a higher return because of the compounding effect. The Government Money Market Fund's average daily net investment income for this purpose consists of accrued income on investment securities, plus or minus amortized purchase discount or premium, less accrued expenses. Realized capital gains or losses and unrealized appreciation or depreciation of the Fund's investment securities are not included in the calculation. Any fee charged to all shareholder accounts, such as a fixed monthly shareholder service fee, will be included in the accrued expenses of the Government Money Market Fund (the Fund does not currently expect to charge such fees), and the average price per share of the Government Money Market Fund will include any changes in net asset value during the seven-day period.

Because the Government Money Market Fund values its investments on an amortized cost basis, it does not believe that there is likely to be any material difference between net income for dividend and standardized yield quotation purposes. The yield on the Government Money Market Fund will fluctuate daily as the income earned on its investments changes at certain times. Accordingly, there is no assurance that the yield quoted on any given occasion will remain in effect for any period of time. The yield should not be compared to other open-end investment companies, or to bank time deposits and other debt securities which provide for a fixed yield for a given period of time and which may have a different method of computation.

The yield on the Government Money Market Fund based on the seven days ended on June 30, 2001 was 3.20%, while the effective yield during the same period was 3.25%.

                              FINANCIAL STATEMENTS

The report of Deloitte & Touche LLP, independent auditors, and the audited financial statements of each Fund, which are contained in the Lindner Investments Annual Report to Shareholders for the fiscal year ended June 30, 2001, previously sent to shareholders of each Fund and filed with the Securities and Exchange Commission, are hereby incorporated by reference into this Statement of Additional Information. Lindner Investments will furnish a copy of such Annual Report to shareholders, without charge, upon request made to Lindner Investments, c/o Firstar Mutual Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (telephone: 800-995-7777).

                              CERTAIN OTHER MATTERS

LIABILITY OF TRUSTEES AND OTHERS

The Declaration of Trust provides that the Trustees, officers, employees, and agents of the Trust will not be liable to the Trust, to any Fund or to a shareholder, nor will any such person be liable to any third party in connection with the affairs of the Trust, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee, or agent is entitled to be indemnified against all liability in connection with the affairs of the Trust.

TAXATION OF THE TRUST

The Funds intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code of 1986, as amended.

DESCRIPTION OF SERIES AND SHARES

The Trust was organized under Massachusetts law on July 20, 1993, pursuant to a Declaration of Trust that permits the Trust to issue an unlimited number of full and fractional shares of beneficial interest and to create an unlimited number of series of shares and an unlimited number of classes of shares within any particular series of shares. The proceeds from the sale of each series of shares will be invested in a separate portfolio of securities.

All shares have equal voting rights, except that only shares of a particular series are entitled to vote on matters concerning only that series. Each issued and outstanding share is entitled to one vote, to participate equally in dividends and distributions declared by the respective series, and, upon liquidation or dissolution, to share in the net assets of such series remaining after satisfaction of outstanding liabilities. In the event a series should be unable to meet its obligations, the remaining series would assume the unsatisfied obligations of that series. All shares issued and outstanding are fully paid and nonassessable by the Trust. The Trust is not required to issue share certificates.

The shares of each series have no preference, preemptive, conversion or similar rights. In the event the Trustees create one or more additional series, shareholders may be given the right to exchange shares of one fund for shares of such other series.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of that Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by the matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless it is clear that the interests of each class in the matter are identical or that the matter does not affect any interest of the class. Under the Rule, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a class of shares only if approved by a majority of the outstanding voting securities of such class. However, the Rule also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees are not subject to the separate voting requirements and may be effectively acted upon by shareholders of the investment company voting without regard to class.

As permitted by Massachusetts law, the Trustees may determine not to hold shareholders meetings for the election of Trustees, subject, however, to the requirement that a special meeting of shareholders be called for the purpose of electing Trustees within 60 days if at any time less than a majority of the current Trustees have been elected by shareholders of the Trust. Because shares do not have cumulative voting rights, 50% of the voting shares can, if they choose, elect all Trustees being selected while the holders of the remaining shares would be unable to elect any Trustees. The Trustees will call a special meeting of shareholders for the purpose of voting on the question of removal of a Trustee or Trustees if shareholders of record of 10% or more of the Trust's outstanding shares make a written request so to do. Any ten or more shareholders who have been shareholders for more than six months and who hold in the aggregate the lesser of 1% of the outstanding shares or shares with a net asset value of $25,000 may advise the Trustees that they wish to communicate with other shareholders for the purpose of obtaining signatures requesting Trustees to call such a meeting. The Trustees must thereupon afford access to the list of Fund shareholders or offer to mail such solicitations at the shareholder's cost. If a majority of the Trustees objects to the contents of the solicitation, the Trustees may request a determination of the Securities and Exchange Commission as to the obligation to mail such material.

Any change in the Declaration of Trust, the Investment Management Agreement or the Distribution Agreement, if it has the effect of increasing costs, or in the fundamental investment restrictions of a Fund must be approved by a majority of the shareholders of that Fund before it can become effective. A "majority" means the vote of the lesser of (1) 67% of the shares of the applicable Fund present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of a Fund.

REGISTRATION STATEMENT

The Prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement filed with the Securities and Exchange Commission. Copies of the Registration Statement, including such omitted items, may be obtained from the Commission by paying the charges prescribed under its rules and regulations. In addition, the SEC maintains an Internet Web site that contains reports, proxy and information statements that are filed electronically with the SEC, including the Trust's Registration Statement and such omitted items. The address of this site is http://www.sec.gov.

Statements contained in the Prospectus and herein as to the contents of any contact or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.

                      APPENDIX--DESCRIPTION OF BOND RATINGS

STANDARD & POOR'S RATINGS SERVICES, A DIVISION OF THE MCGRAW-HILL COMPANIES, INC. ("S&P") BOND RATING DEFINITIONS

AAA - Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for debt in higher rated categories.

BB, B, CCC, CC and C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Note: The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show the relative standing within the major categories.

MOODY'S INVESTORS SERVICE, INC.
CORPORATE BOND RATING DEFINITIONS

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as an upper medium grade obligation. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the security over any long period for time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aaa through B in its corporate bond rating system. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

                                     PART C
                                OTHER INFORMATION

ITEM 23.  EXHIBITS.

(a) Declaration of Trust, dated July 19, 1993 (previously filed as Exhibit 1 to Post-Effective Amendment No. 7 and incorporated herein by reference)
(b) Bylaws (previously filed as Exhibit 2 to Post-Effective Amendment No. 7 and incorporated herein by reference)
(c) Fourth Amended and Restated Certificate of Designation of Series and Classes of Shares (filed herewith)
(d) (1) Investment Management Agreement, dated as of August 1, 2001, between the Registrant and Lindner Asset Management, Inc. (previously filed as Exhibit (d)(1) to Post-Effective Amendment No. 26 and incorporated herein by reference)
         (2) Sub-Advisory Contract between Lindner Investment Management, Inc., and CastleArk Management, L.L.C., dated as of August 1, 2001, relating to the Lindner Large-Cap Growth Fund (filed herewith)
         (3) Sub-Advisory Contract between Lindner Investment Management, Inc., and CastleArk Management, L.L.C., dated as of August 1, 2001, relating to the Lindner Small-Cap Growth Fund (filed herewith)
         (4) Sub-Advisory Contract, dated as of July 6, 2001, between Lindner Investment Management, Inc., and U.S. Bancorp Piper Jaffray Asset Management, Inc., relating to the Lindner Government Money Market Fund (previously filed as Exhibit (d)(4) to Post-Effective Amendment
         No. 26 and incorporated herein by reference)
(e) Distribution Agreement, dated as of August 1, 2001, between the Registrant and Quasar Distributors, LLC (previously filed as Exhibit
         (e) to Post-Effective Amendment No. 26 and incorporated herein by reference)
(f)      None
(g) Custody Agreement between the Registrant and Star Bank, N.A. (now known as "Firstar Bank, N.A."), dated December 7, 1994 (previously filed as
         Exhibit 8(a) to Post-Effective Amendment No. 7 and incorporated herein by reference)
(h) (1) Administration Agreement, dated as of August 1, 2001, between the Registrant and Lindner Asset Management, Inc. (previously filed as Exhibit (h) to Post-Effective Amendment No. 26 and incorporated herein by reference)
         (2) Transfer Agent Servicing Agreement, dated February 19, 2001, between the Registrant and Firstar Mutual Fund Services, LLC (previously filed as Exhibit (h)(2) to Post-Effective Amendment No. 25 and incorporated herein by reference)
         (3) Sub-Administration Servicing Agreement, dated as of May 14, 2001, between Lindner Asset Management, Inc. and Firstar Mutual Fund Services, LLC (filed herewith)
         (4) Prospect Servicing Agreement, dated as of May 14, 2001, among the Registrant, Lindner Asset Management, Inc., Quasar Distributors, LLC and Firstar Mutual Fund Services, LLC (filed herewith)
(i) Opinion and consent of Dykema Gossett PLLC, counsel for the Registrant (filed herewith)
(j)      Independent Auditors' Consent (filed herewith)
(k)      None
(l)      None
(m)      Distribution Plan pursuant to Rule 12b-1 (previously filed as Exhibit
         (m) to Post-Effective Amendment No. 26 and incorporated herein by reference)
(n)      None
(o)      Reserved
(p)      Code of Ethics, as amended through August 16, 2001 (filed herewith)
(z)      (1)  Power of Attorney for Doug T. Valassis  (filed herewith)

         (2) Power of Attorney for Robert L. Miller (filed herewith)
         (3) Power of Attorney for Robert L. Byman (filed herewith)
         (4) Power of Attorney for Terrence P. Fitzgerald (filed herewith)
         (5) Power of Attorney for Marc P. Hartstein (filed herewith)
         (6) Power of Attorney for Peter S. Horos (filed herewith)
         (7) Power of Attorney for Donald J. Murphy (filed herewith)
         (8) Power of Attorney for Dennis P. Nash (filed herewith)

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

         Not applicable.

ITEM 25.  INDEMNIFICATION.

         The Declaration of Trust and Bylaws of the Registrant contain provisions covering indemnification of the officers and trustees. The following are summaries of the applicable provisions.

         The Registrant's Declaration of Trust provides that every person who is or has been a trustee, officer, employee or agent of the Registrant and every person who serves at the trustees request as director, officer, employee or agent of another enterprise will be indemnified by the Registrant to the fullest extent permitted by law against all liabilities and against all expenses reasonably incurred or paid by him in connection with any debt, claim, action, demand, suit, proceeding, judgment, decree, liability or obligation of any kind in which he becomes involved as a party or otherwise or is threatened by virtue of his being or having been a trustee, officer, employee or agent of the Registrant or of another enterprise at the request of the Registrant and against amounts paid or incurred by him in the compromise or settlement hereof.

         No indemnification will be provided to a trustee or officer: (i) against any liability to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct"); (ii) with respect to any matter as to which he shall, by the court or other body by or before which the proceeding was brought or engaged, have been finally adjudicated to be liable by reason of disabling conduct; (iii) in the absence of a final adjudication on the merits that such trustee or officer did not engage in disabling conduct, unless a reasonable determination based upon a review of the facts that the person to be indemnified is not liable by reason of such conduct, is made by vote of a majority of a quorum of the trustees who are neither interested persons nor parties to the proceedings, or by independent legal counsel, in a written opinion.

         The rights of indemnification may be insured against by policies maintained by the Registrant, will be severable, will not affect any other rights to which any trustee, officer, employee or agent may now or hereafter be entitled, will continue as to a person who has ceased to be such trustee, officer, employee, or agent and will inure to the benefit of the heirs, executors and administrators of such a persons; provided, however, that no person may satisfy any right of indemnity or reimbursement except out of the property of the Registrant, and no other person will be personally liable to provide indemnity or reimbursement (except an insurer or surety or person otherwise bound by contract).

         Article XIV of the Registrant's Bylaws provides that the Registrant will indemnify each trustee and officer to the full extent permitted by applicable federal, state and local statutes, rules and regulations and the Declaration of Trust, as amended from time to time. With respect to a proceeding against a trustee or officer brought by or on behalf of the Registrant to obtain a judgment or decree in its favor, the Registrant will provide the officer or trustee with the same indemnification, after the same determination, as it is required to provide with respect to a proceeding not brought by or on behalf of the Registrant.

         This indemnification will be provided with respect to an action, suit proceeding arising from an act or omission or alleged act or omission, whether occurring before or after the adoption of Article XIV of the Registrant's Bylaws.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS WITH INVESTMENT ADVISOR.

         Information concerning the business, profession, vocation, or employment of a substantial nature during the past two fiscal years of each officer and director of the Adviser that also serves as an officer and/or director of the Registrant (i.e., Messrs. Eric E. Ryback, Robert L. Miller and Doug T. Valassis) is set forth in Part B of this Registration Statement under the heading "Management of the Trust", and is incorporated herein by reference. The following chart summarizes the business, profession, vocation, or employment of a substantial nature in which each other officer and director of the Adviser is or has been engaged at any time during the past two fiscal years:

                           Position         Business, Profession,
Name                       with Adviser     Vocation, or Employment
----                       ------------     -----------------------
D. Craig Valassis          Director         Executive Vice President of Franklin Enterprises, Inc., a private investment firm located at 520 Lake Cook Road, Suite 380, Lake
                                            Forest, Illinois 60045.

ITEM 27.  PRINCIPAL UNDERWRITERS.

         (a) Quasar Distributors, LLC ("Quasar") is the Distributor of the Registrant's shares. Quasar also acts as distributor for the following other investment companies:

             Firstar Funds
             Cullen Funds Trust
             Country Growth Fund, Inc.
             Country Asset Allocation Fund, Inc.
             Country Tax Exempt Bond Fund, Inc.
             Country Taxable Fixed Income Series, Inc.
             Country Money Market Fund
             Country Long-Term Bond Fund
             Country Short-Term Government Bond Fund
             Kit Cole Investment Trust
             The Hennessy Mutual Funds
             The Hennessy Funds
             Jefferson Fund Group Trust
             Everest Funds
             Brandywine Blue Fund
             Light Resolution Funds
             IPS Funds
             Glen Ranch Funds

             The Arbitrage Funds

         (b) To the best of Registrant's knowledge, the directors and executive officers of Quasar Distributors, LLC, are as follows:

                                    Position and Office                         Position and Office
Name                                with Underwriter                            with Registrant
----                                ----------------                            ---------------
James R. Schoenike                  President, Board Member                     None
Donna J. Berth                      Treasurer                                   None
James J. Barresi                    Secretary                                   None
Joe Redwine                         Board Member                                None
Bob Kern                            Board Member                                None
Paul Rock                           Board Member                                None
Jennie Carlson                      Board Member                                None

         (c) None.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS.

         (1) Firstar Mutual Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, 53202 (records relating to its function as transfer agent, fund accounting servicing agent, shareholder servicing agent and sub-administrator).

         (2) Lindner Asset Management, Inc. 520 Lake Cook Road, Suite 381, Deerfield, Illinois 60015 (records relating to its function as investment adviser and administrator).

         (3) Firstar Bank, N.A. 425 Walnut Street, Cincinnati, Ohio 45202 (records relating to its function as custodian).

         (4) U.S. Bancorp Piper Jaffray Asset Management, Inc., 615 East Michigan Street, Milwaukee, Wisconsin, 53202 (records relating to its function as sub-advisor for the Lindner Government Money Market Fund).

         (5) CastleArk Management, L.L.C., 101 North Wacker Drive, Chicago, Illinois 60606 (records relating to its function as sub-advisor for the Lindner Large-Cap Growth Fund and the Lindner Small-Cap Growth Fund).

ITEM 29.  MANAGEMENT SERVICES.

         There are no management-related service contracts not discussed in Part A or Part B of this Registration Statement.

ITEM 30.  UNDERTAKINGS.

         Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of Registrant's latest Annual Report to Shareholders, upon request and without charge.

         Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the questions of removal of a trustee or trustees if requested to do so by the holders of at least 10% of Registrant's outstanding shares. Registrant will stand ready to assist shareholder communications in connection with any meeting of shareholders as prescribed in Section 16(c) of the Investment Company Act of 1940.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Deerfield, and State of Illinois, on the 28th day of August, 2001.

LINDNER INVESTMENTS

By: /S/ ROBERT L. MILLER
    Robert L. Miller, Vice President

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment has been signed below by the following persons in the capacities indicated on August 28, 2001.

/S/ DOUG T. VALASSIS             Chairman and Trustee
Doug T. Valassis

                                 President and Trustee (Principal Executive
---------------------------      Officer)
Eric E. Ryback

/S/ ROBERT L. MILLER             Vice President, Secretary and Treasurer
Robert L. Miller                 (Principal Financial and Accounting Officer)

/S/ ROBERT L. BYMAN**            Trustee
Robert L. Byman

/S/ TERRENCE P. FITZGERALD**     Trustee
Terrence P. Fitzgerald

/S/ MARC P. HARTSTEIN**          Trustee
Marc P. Hartstein

/S/ PETER S. HOROS**             Trustee
Peter S. Horos

/S/ DONALD J. MURPHY**           Trustee
Donald J. Murphy

/S/ DENNIS P. NASH**             Trustee
Dennis P. Nash


**Executed on behalf of the indicated person by the undersigned, pursuant to power of attorney filed herewith.


By: /S/ DOUG T. VALASSIS
    Doug T. Valassis, Attorney-in-fact

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

(c)               Fourth Amended Certificate of Designation of Series and
                  Classes of Shares
(d)(2) Sub-Advisory Contract between Lindner Investment Management, Inc., and CastleArk Management, L.L.C., dated as of August 1, 2001, relating to the Lindner Large-Cap Growth Fund
(d)(3) Sub-Advisory Contract between Lindner Investment Management, Inc., and CastleArk Management, L.L.C., dated as of August 1, 2001, relating to the Lindner Small-Cap Growth Fund
(h)(3) Sub-Administration Servicing Agreement, dated as of May 14, 2001, between Lindner Asset Management, Inc. and Firstar Mutual Fund Services, LLC
(h)(4) Prospect Servicing Agreement, dated as of May 14, 2001, among the Registrant, Lindner Asset Management, Inc., Quasar Distributors, LLC and Firstar Mutual Fund Services, LLC
(i) Opinion and consent of Dykema Gossett PLLC, counsel for the Registrant
(j)               Independent Auditors' Consent
(p)               Code of Ethics, as amended through August 16, 2001
(z)(1)            Power of Attorney for Doug T. Valassis
(z)(2)            Power of Attorney for Robert L. Miller
(z)(3)            Power of Attorney for Robert L. Byman
(z)(4)            Power of Attorney for Terrence P. Fitzgerald
(z)(5)            Power of Attorney for Marc P. Hartstein
(z)(6)            Power of Attorney for Peter S. Horos
(z)(7)            Power of Attorney for Donald J. Murphy
(z)(8)            Power of Attorney for Dennis P. Nash